                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             EMERITUS CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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

                              EMERITUS CORPORATION

                               ----------------

                    Notice of Annual Meeting of Shareholders
                           To Be Held July    , 2000

                               ----------------

To the Shareholders of Emeritus Corporation

  The annual meeting of shareholders of Emeritus Corporation will be held at the Columbia Winery, 14030 N.E. 145th Street, Woodinville, Washington 98072 on
Monday, July    , 2000 at 10:00 a.m., local time, and any adjournments thereof, to consider and act upon the following matters:

    1. To elect three directors into Class I and one director into Class II of the Board of Directors.

    2. To approve an amendment to the 1995 Stock Incentive Compensation Plan to increase the number of shares available for issuance pursuant to the plan from 1,850,000 to 2,250,000.

    3. To consider and vote on a proposal to issue shares of the Emeritus Common Stock on exercise of a warrant to purchase Common Stock and on conversion of Series B Convertible Preferred Stock (the "Series B Stock"), based on the conversion formula set forth in the Designation of Rights and Preferences governing the Series B Stock. The Series B Stock has been issued and sold under a Series B Convertible Stock Purchase Agreement dated as of December 10, 1999 and will be issued in the future as dividends on the Series B Stock.

    4. To ratify the appointment of KPMG LLP as our independent public accountants for fiscal year 2000.

    5. To transact such other business as may properly come before the meeting and any adjournments thereof.

  The Board of Directors has fixed the close of business on June 7, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof. Shareholders are cordially invited to attend the annual meeting in person.

                                          By Order of the Board of Directors

                                          Daniel R. Baty
                                          Chairman and Chief Executive Officer

Seattle, Washington
June   , 2000

                              EMERITUS CORPORATION
                         3131 Elliott Avenue, Suite 500
                           Seattle, Washington 98121

                               ----------------

                                PROXY STATEMENT

                               ----------------

  This proxy statement, which was first mailed to our shareholders on or about
June   , 2000, is furnished to shareholders in connection with the solicitation of proxies by the Board of Directors for the annual meeting of shareholders to
be held July    , 2000, and any adjournments or postponements of the annual meeting. You may revoke your proxy in writing at any time before it is exercised by filing with our Secretary a written revocation or a duly executed proxy bearing a later date. You may also revoke your proxy by attending the annual meeting and voting in person. If the enclosed form of proxy is properly executed and returned, it will be voted in accordance with the instructions given, unless revoked.

  As of June 7, 2000, the record date for the annual meeting, there were 10,079,112 shares of common stock, 25,000 shares of Series A Convertible Redeemable Exchangeable Preferred Stock (the "Series A Stock") and 30,000 shares of Series B Convertible Preferred Stock (the "Series B Stock") outstanding. Holders of common stock are entitled to one vote for each share. Holders of Series A Stock are entitled to 27.5 votes for each share, or an aggregate of 687,500 votes. Holders of Series B Stock are entitled to 138.5 votes per share, or an aggregate of 4,155,124 votes. Therefore the total number of votes entitled to be cast at the annual meeting is 14,921,736 votes. Holders of common stock, Series A Stock and Series B Stock representing a majority of total votes entitled to be cast, present in person or represented by proxy, will constitute a quorum.

  Directors will be elected by a plurality of the votes present by proxy or in person at the annual meeting. Shareholders are not entitled to cumulate votes in the election of directors. Abstention from voting on the election of directors will have no impact on the outcome of the election since no vote will have been cast in favor of a nominee. The proposals to amend the 1995 Stock Incentive Compensation Plan and ratify the appointment of the accountants will be approved if the votes cast in favor of the proposals exceed the votes cast against the proposal. Abstentions from voting on these proposals will have no impact on the outcome since no vote will have been cast for or against the proposal. There can be no broker nonvotes on either the election of the directors or the approval of the proposals to amend the 1995 Stock Incentive Compensation Plan and ratify the appointment of the accountants since brokers who hold shares for the accounts of their clients have discretionary authority to vote such shares with respect to these matters.

  Under the rules of the American Stock Exchange, the proposal to approve the issuance of common stock issuable on conversion of the Series B Stock and upon exercise of the warrant will be approved if the votes cast in favor of the proposal represent a majority of the total votes cast on the proposal. Abstentions from voting and broker nonvotes on this proposal will have no impact on the outcome since no vote will have been cast for or against the proposal. Saratoga Partners IV, L.P. and its affiliates, the holders of the warrant and of all of the outstanding Series B Stock, have advised us that they will abstain from the vote since, as the holders of the warrant and Series B Stock, they have a direct interest in the outcome of the vote. Certain officers and directors of Emeritus and their affiliates, who collectively hold shares representing approximately [38.8%] of the total votes entitled to be cast at the annual meeting, have agreed to vote in favor of the proposal and have executed irrevocable proxies to that effect.

  We will bear the cost of soliciting proxies. Certain of our directors, officers and regular employees, without additional compensation, will solicit proxies personally or by telephone or telefax. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares of Common Stock for their expenses in forwarding solicitation materials to such beneficial owners.

  We are not aware, as of the date hereof, of any matters to be voted upon at the annual meeting other than as stated in the accompanying Notice of Annual Meeting of Shareholders. The accompanying proxy gives discretionary authority to the persons named therein to vote the shares in their best judgment if any other matters are properly brought before the annual meeting.

                             ELECTION OF DIRECTORS

  The Board of Directors is divided into three classes. One class is elected each year by the shareholders. At the annual meeting, three directors will be elected to serve for a term of three years, expiring on the date of the annual meeting of shareholders in 2003, and one director will be elected to serve for a term of two years, expiring on the date of the annual meeting of shareholders in 2002. All of the nominees are currently directors. If elected, the nominees will continue in office until a successor has been elected or until resignation or removal in the manner provided by our Bylaws. The names of directors nominated for the terms, as well as the directors whose terms will continue after the annual meeting, are listed below.

  Pursuant to a shareholders agreement dated as of October 24, 1997, Emeritus and Mr. Baty have agreed to take all necessary action to elect a number of directors selected by NorthStar Capital Partners LLC that would constitute at least one-seventh of the entire Board. Mr. Hamamoto has been nominated under the arrangement. Pursuant to another shareholders agreement dated as of December 10, 1999, Emeritus and Mr. Baty have agreed to take all necessary action to elect a number of directors selected by Saratoga Partners IV, L.P. that would constitute not less than the percentage of the entire Board that would equal Saratoga's percentage ownership of voting securities of Emeritus. Saratoga is entitled to select at least two directors. Messrs. Niemiec and Durkin have been nominated under this arrangement.

Nominees for Election

 Class I Directors (terms to expire in 2003)

  Patrick Carter (age 53) has served as a director of Emeritus since November 1995. From November 1985 until April 1999, Mr. Carter was Chief Executive Officer and Managing Director of Westminster Health Care Holdings, Plc., a publicly held operator of skilled-nursing facilities in the United Kingdom. He currently serves on the Board of Directors of CBI Ltd., a private investment company, and Monument Insurance Group Ltd., another private company where he is also Chairman.

  Motoharu Iue (age 63) has served as a director of Emeritus since April 1995. Mr. Iue served as Chairman of the Board of Sanyo North America Corporation ("Sanyo NA"), a consumer electronics company, and President of Three Oceans Inc. ("Three Oceans") from October 1996 until March 1999. Mr. Iue served as President of Sanyo NA and as Chairman of the Board of Three Oceans from 1992 until March 1999, and also served as Chief Executive Officer of both of these companies. He has been a director of Sanyo NA since 1977 and currently serves on the board of both Sanyo Electric Co., Ltd. and Three Oceans. Three Oceans Inc. is a 3.8% shareholder of Emeritus.

  David W. Niemiec (age 50) has served as a director of Emeritus since December 30, 1999. Since September 1998, Mr. Niemiec has been a Managing Director of Saratoga Management Company LLC, the manager of a group of private equity investment funds operated under the name of Saratoga Partners. Prior to that he worked at the investment banking firm of Dillon, Read & Co. Inc. beginning in 1974 and served as Vice Chairman from 1991 through September 1997, when the firm was acquired by Swiss Bank Corporation. From September 1997 to February 1998, he was Managing Director of the successor firm, SBC Warburg Dillon Read Inc.

 Class II Director (term to expire in 2001)

  Charles P. Durkin, Jr. (age 61) has served as a director of Emeritus since December 30, 1999. Mr. Durkin is one of the founders of Saratoga Partners, a private equity investment firm. Since Saratoga's formation as an independent entity in September 1998, he has been a Managing Director of Saratoga Management Company

LLC, the manager of the Saratoga Partners funds. Prior to that from September 1997, he was a Managing Director of SBC Warburg Dillon Read Inc., the successor entity to Dillon, Read & Co. Inc., where Mr. Durkin started his investment banking career in 1966 and became a Managing Director in 1974.

Continuing Directors

 Class II Directors (terms to expire in 2001)

  Raymond R. Brandstrom (age 47), one of Emeritus's founders, has served as a director since its inception in 1993 and as Vice Chairman of the Board since March 1999. From 1993 to March 1999, Mr. Brandstrom also served as Emeritus's President and Chief Operating Officer. Following the resignation of Kelly Price in March 2000, Mr. Brandstrom was elected Vice President Finance, Chief Financial Officer and Secretary of Emeritus. From May 1992 to October 1996, Mr. Brandstrom served as President of Columbia Pacific Group, Inc. and Columbia Management, Inc., both of which companies are wholly owned by Mr. Baty and are engaged in developing independent living facilities and providing consulting services for that market. From May 1992 to May 1997, Mr. Brandstrom served as Vice President and Treasurer of Columbia Winery, a company affiliated with Mr. Baty that is engaged in the production and sale of table wines.

  David T. Hamamoto (age 40) has served as a director of Emeritus since November 1997. Mr. Hamamoto is a member of NorthStar Capital Partners LLC, a real estate fund that he founded in July 1997. Between 1983 and July 1997, Mr. Hamamoto was employed by Goldman Sachs, most recently as co-founder and co-head of the Real Estate Principal Investment Area of the Whitehall Funds. Mr. Hamamoto is also Co-Chairman, Co-Chief Executive Officer and Co-President of NorthStar Capital Investment Corporation, a private investment firm.

 Class III Directors (terms to expire 2002)

  Daniel R. Baty (age 56), one of Emeritus's founders, has served as its Chief Executive Officer and as a director since its inception in 1993 and became Chairman of the Board in April 1995. Mr. Baty also has served as the Chairman of the Board of Holiday Retirement Corp. since 1987 and served as its Chief Executive Officer from 1991 through September 1997. Since 1984, Mr. Baty has also served as Chairman of the Board of Columbia Pacific Group, Inc. and, since 1986, as Chairman of the Board of Columbia Management, Inc.

  William E. Colson (age 58) has served as a director of Emeritus since 1995. Mr. Colson is a founder of Holiday Retirement Corp., a provider of residential retirement communities, and has been its President and Chief Operating Officer since 1987, and in September 1997, became its Chief Executive Officer.

Information on Committees of the Board of Directors and Meetings

  The Board of Directors has established a compensation committee and an audit committee. We have no nominating committee and the full Board selects nominees for the election of directors.

  Our compensation committee establishes salaries, incentives and other forms of compensation for directors, officers and our other key employees, administers the 1995 Stock Incentive Compensation Plan and recommends policies relating to benefit plans. Our compensation committee currently consists of Messrs. Carter (Chairman), Niemiec and Brandstrom and it held three meetings during 1999.

  Our audit committee reviews our accounting practices, internal accounting controls and financial results and oversees the engagement of our independent auditors. Our audit committee currently consists of Messrs. Carter, Niemiec and Hamamoto (Chairman), and it held one meeting during 1999.

  During 1999, there were six meetings of the Board of Directors, and all board members, except Messrs. Colson and Iue, attended at least 75% of the meetings of the Board of Directors and each committee on which he was a member.

Director Compensation

  We currently pay our nonemployee directors $500 for each board meeting or committee meeting they attend and reimburse them for all reasonable expenses incurred in connection with their attendance. In September 1995, we established the Stock Option Plan for Nonemployee Directors. Under the plan, nonemployee directors receive options to purchase 2,500 shares of our common stock at the time of their initial election or appointment. In addition, each nonemployee director automatically receives an option to purchase 2,000 shares of our common stock immediately following each year's annual meeting of shareholders. All options granted under the plan fully vest on the date of the annual shareholders meeting that follows the date of grant, and expire 10 years after the date of grant. The exercise price for these options is the fair market value of our common stock on the grant date.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

  The following table presents certain information with respect to compensation we paid in the fiscal years ended December 31, 1997, 1998 and 1999 to our Chief Executive Officer and to our other four most highly compensated officers as of December 31, 1999:

                           Summary Compensation Table

                                                                                   Long-Term
                                       Annual Compensation                    Compensation Awards
                          ---------------------------------------------- ------------------------------
                                                                         Securities
   Name and Principal                                    Other Annual    Underlying      All Other
        Position          Year Salary($) Bonus ($)(1) Compensation($)(2) Options(#) Compensation ($)(3)
   ------------------     ---- --------- ------------ ------------------ ---------- -------------------
Daniel R. Baty(4).......  1999      --         --           1,560          40,000            --
 Chairman and Chief       1998      --         --             264         204,000            --
 Executive Officer        1997      --         --           1,363          64,000            --

Kelly J. Price(5).......  1999  164,532     40,000          1,560          20,000            --
 Vice President, Finance  1998  150,629     22,500          1,696          75,250            --
 and Chief Financial      1997   99,357        --           1,363          44,000            --
 Officer

Sarah J. Curtis(6)......  1999  158,885     10,000          1,560          20,000            --
 Vice President, Sales    1998  141,656     22,500          1,696          52,000            --
 and Marketing            1997   87,708        --           1,334          32,000         10,000

Gary S. Becker(7).......  1999  134,846     15,000          5,750          20,000            --
 Senior Vice President,   1998  115,812     18,000          6,000          43,500            --
 Operations               1997  104,045        --             --           28,500            --

Suzette McCanless(7)....  1999  134,929     10,000          6,000          20,000            --
 Vice President,          1998  115,145     25,000          6,000          43,500            --
 Operations--Eastern      1997   89,761        --             --           28,500            --
 Division

--------
(1) Represents amounts earned for the respective calendar year under the Company's corporate incentive plan which are paid in the first quarter of the following year.
(2) Consists of amounts paid for parking fees and health club memberships.
(3) Consists of a $10,000 housing allowance in 1997 for Ms. Curtis.
(4) Mr. Baty is not a full time employee of Emeritus and is not currently paid a salary by us. Of the 204,000 options granted in 1998, 164,000 were granted in an exchange program pursuant to which 50,000 options granted in each of 1995 and 1996 and 64,000 options granted in 1997 were cancelled.
(5) Of the 75,250 options granted in 1998, 55,250 were granted in an exchange program pursuant to which 1,250 options granted in 1995, 10,000 options granted in 1996, and 44,000 options granted in 1997 were cancelled. Mr. Price resigned as an officer of the Company effective March 31, 2000.
(6) Of the 52,000 options granted in 1998, 32,000 were granted in an exchange program pursuant to which 32,000 options granted in 1997 were cancelled.
(7) Of the 43,500 options granted in 1998, 28,500 were granted in an exchange program pursuant to which 28,500 options granted in 1997 were cancelled.

Option Grants in Last Fiscal Year

  The following table presents certain information regarding options granted during the fiscal year ended December 31, 1999 to the following executive officers:

                       Option Grants in Last Fiscal Year

                                                                                    Potential Realizable
                                                                                      Value at Assumed
                                             Individual Grants                           Annual Rates
                         ----------------------------------------------------------       of Stock
                           Number of      Percent of                                 Price Appreciation
                           Securities   Total Options                                        for
                           Underlying     Granted to                                 Option Term ($)(4)
                            Options      Employees in      Exercise      Expiration ---------------------
   Name                  Granted (#)(1) Fiscal Year(2) Price($/Share)(3)    Date        5%        10%
   ----                  -------------- -------------- ----------------- ---------- ---------- ----------
Daniel R. Baty..........     40,000          8.7%            7.25         11/17/09     182,379    462,185
Kelly J. Price..........     20,000          4.4%            7.25         11/17/09      91,190    231,093
Sarah J. Curtis.........     20,000          4.4%            7.25         11/17/09      91,190    231,093
Gary S. Becker..........     20,000          4.4%            7.25         11/17/09      91,190    231,093
Suzette McCanless.......     20,000          4.4%            7.25         11/17/09      91,190    231,093

--------
(1) The options have terms of 10 years and generally vest between 20% to 33% per year beginning one year from the date of grant. The exercisability of the options may accelerate if certain corporate transactions occur.
(2) We granted 459,750 stock options to employees in 1999.
(3) The option exercise price is equal to the closing price of our common stock on the American Stock Exchange on the date of grant.
(4) Represents value of current-year grants assuming appreciation rates of 5% and 10% per year over the 10-year option period. The actual value realized may be greater or less than the potential realizable values set forth in the table. The assumed rates of growth are prescribed by the SEC for illustrative purposes only and are not intended to predict or forecast future stock prices.

Fiscal Year-End Option Values

  None of the following executive officers exercised options during the fiscal year ended December 31, 1999. The following table presents certain information regarding options held as of December 31, 1999 by each of the following executive officers:

                         Fiscal Year-End Option Values

                               Number of Securities
                              Underlying Unexercised     Value of Unexercised
                                    Options at          In-the-Money Options at
                               December 31, 1999(#)     December 31, 1999($)(1)
                             ------------------------- -------------------------
   Name                      Exercisable Unexercisable Exercisable Unexercisable
   ----                      ----------- ------------- ----------- -------------
Daniel R. Baty..............   108,933      135,067         --           --
Kelly J. Price..............    22,467       72,783         --           --
Sarah J. Curtis.............    19,467       52,533         --           --
Gary S. Becker..............    16,400       47,100         --           --
Suzette McCanless...........    16,400       47,100         --           --

--------
(1) None of the options to purchase an aggregate of 538,250 shares held on a combined basis by the executive officers named above were in-the-money at the fiscal year-end based on the $6.50 closing price of the common stock on the American Stock Exchange on December 31, 1999.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The compensation committee of the Board consists of three non-employee directors. The committee is responsible for establishing and administering our executive compensation programs. Our objective is to pay competitively in order to attract qualified executive personnel who best meet our needs; retain and motivate these executives to achieve superior performances; link individual compensation to individual and company performance; and align executives' financial interests with those of our shareholders.

  Executive compensation generally consists of three components: base salary, cash bonuses, and long-term incentive awards. The committee has established each executive's compensation package by considering (a) the salaries of executive officers in similar positions in companies in the same industry as Emeritus and in related industries, (b) the experience and contribution levels of the individual executive officer, and (c) our financial performance. Companies used as a reference for considering compensation levels include some, but not all, of the companies constituting the peer group in the stock performance graph. The committee also relies on the recommendations of the Chief Executive Officer in matters related to the individual performance of the other executive officers, because the committee believes that the Chief Executive Officer is the most qualified to make this assessment. Base salaries for executive officers generally are designed to be less than those paid by competitors in the assisted-living industry. These lower base salaries are combined with stock option grants so that a significant portion of the executives' pay is tied to performance of our stock.

  Base Salaries. In 1999, base salaries were established as described above.

  Stock Options. We grant stock options to provide a long-term incentive opportunity that is directly linked to shareholder value. They are granted with an exercise price equal to the market value of the common stock on the date of grant, and become exercisable in 33-1/3% annual increments beginning one year after the date of grant. To encourage stock retention, all options are granted as incentive stock options to the maximum extent possible under the Internal Revenue Code. In 1999, we granted stock options to a total of 191 employees in recognition of their dedication, commitment and hard work. After considering the individual performance of each executive, the committee determined the number of options to be granted to each executive officer.

  Annual Incentives. To date, the committee has not established a regular annual incentive or bonus plan for executive officers. Four of our named executives were awarded cash bonuses in March 2000 based on the committee's assessment of their individual performances in 1999.

  Our Chief Executive Officer, Mr. Baty, a founder of Emeritus, has a significant equity position. As of March 31, 2000, Mr. Baty owned shares and exercisable options representing approximately 35% of our common stock. Because of his significant equity stake in Emeritus, Mr. Baty receives no base salary or bonus. This compensation pattern was established prior to our initial public offering and the committee has continued it, recognizing that the principal compensation of Mr. Baty will be the interest value of his equity stake.

  Section 162(m) of the Internal Revenue Code includes potential limitations on the deductibility for federal income tax purposes of compensation in excess of $1 million paid or accrued with respect to any of the executive officers whose compensation is required to be reported in our proxy statement. Certain performance-based compensation that has been approved by shareholders is not subject to the deduction limit. Our stock option plans are structured to qualify options as performance-based compensation under Section 162(m). For 2000, the committee does not expect that there will be any nondeductible compensation.

                                          Compensation Committee

                                          Patrick Carter (Chairman)
                                          David W. Niemiec*
                                          Raymond R. Brandstrom

* Mr. Niemiec has served on the committee since his election as of December 30, 1999 and did not actually participate in most of the decisions related to 1999 executive compensation.

                            STOCK PERFORMANCE GRAPH

  The following graph compares the cumulative total return on shares of our common stock with the cumulative total return of the AMEX Market Value Index and a peer group selected by us for the period beginning on November 21, 1995, the first day of trading for our common stock, and ending on December 31, 1999, the end of our last fiscal year.

       COMPARISON OF CUMULATIVE TOTAL RETURN AMONG EMERITUS CORPORATION,
                 THE AMEX MARKET VALUE INDEX AND THE PEER GROUP

                     [STOCK PERFORMANCE GRAPH APPEARS HERE]

                                             Emeritus    AMEX  New Peer Old Peer
                                            Corporation Market  Group    Group
                                            ----------- ------ -------- --------
     November 21, 1995.....................     100      100     100      100
     December 31, 1995.....................     78       105     100      106
     December 31, 1996.....................     90       112     100      155
     December 31, 1997.....................     85       136     182      202
     December 31, 1998.....................     70       138     188      301
     December 31, 1999.....................     43       179      52      268

  Assumes $100 invested in each share of the common stock, the AMEX Market Value Index and the peer group, with all dividends reinvested. Stock price performance shown above for the common stock is historical and not necessarily indicative of future price performance.

  Given the relatively recent emergence of the assisted living industry, we revise our peer group from time to time to include companies that have entered the assisted living market. As the industry begins to mature and consolidate, we remove certain companies previously included in our peer group as they are acquired or as their focus of services shifts away from the assisted-living residences.

  The new peer group consists of the following eight companies: Alternative Living Service Inc.; American Retirement Corp.; ARV Assisted Living, Inc.; Assisted Living Concepts Inc.; Brookdale Living Communities; Capital Senior Living; Carematrix Corp.; and Sunrise Assisted Living Inc.

  The old peer group consisted of the following thirteen companies primarily involved in the provision of assisted-living services: AFLAC; Alternative Living Service Inc.; American Retirement Corp.; ARV Assisted Living, Inc.; Assisted Living Concepts Inc.; Balanced Care Corp.; Brookdale Living Communities; Capital Senior Living; Carematrix Corp.; Greenbriar Corp.; Karrington Health; Regent Assisted Living Inc.; and Sunrise Assisted Living Inc. We changed our peer group from December 31, 1998 to December 31, 1999 as follows: we eliminated AFLAC, which does not provide senior assisted-living services as its primary business; Balance Care Corp., Karrington Health, and Regent Assisted Living had changes in the status of their public holdings such that they are no longer comparable to Emeritus. Greenbriar Corp. was eliminated due to their relatively small operations in comparison to Emeritus.

                         CHANGE OF CONTROL ARRANGEMENTS

  Employment Agreements. We have entered into a senior management employment agreement with Ms. Curtis. The agreement provides certain benefits in the event that we terminate her employment for any reason other than death, "disability," or "cause", or she terminates her employment for "good reason" following a "change in control," as those terms are defined in the agreement. These benefits include:

  . payment of an amount equal to three times the sum of an annual base salary specified in the agreement and target bonus for the current fiscal year;

  . any payment necessary to offset certain tax obligations incurred as a result of such salary and bonus payments; and

  . at our option, either the continuation of life insurance, disability, medical, dental and similar employee benefits for three years following termination or a cash payment equal to the present value of such benefits.

  Following a change in control, for so long as her employment continues, she will be entitled to an annual base salary no less than an amount established by the agreement, which is intended to reflect a market salary and which is higher than the executive's current salary, plus an annual bonus equal to at least the average of the annual bonuses paid in the two years preceding a change in control, and continued participation in employee benefit plans. On each anniversary, the agreement is automatically extended for another year, unless we otherwise notify Ms. Curtis at least 60 days prior to this anniversary. Once a change in control occurs, the agreement remains in effect for three years from that date.

  Mr. Kelly, prior to his resignation as of March 31, 2000, had been a party to an employment agreement identical to Ms. Curtis's agreement.

  Option Plan. In the event of (a) the merger or consolidation of Emeritus in which it is not the surviving corporation or pursuant to which shares of common stock are converted into cash, securities or other property (other than a merger in which holders of common stock immediately before the merger have the same proportionate ownership of the capital stock of the surviving corporation immediately after the merger); (b) the sale, lease, exchange or other transfer of all or substantially all of our assets (other than a transfer to a majority-owned subsidiary); or (c) the approval by the holders of common stock of any plan or proposal for our liquidation or dissolution, each outstanding option under our stock option plan will automatically accelerate so that it will become 100% vested and exercisable immediately before such transaction, except that acceleration will not occur if, in the opinion of our accountants, it would render unavailable "pooling of interest" accounting for such transaction and except to the extent that options are assumed by the successor corporation. The vesting of such assumed options accelerates at the time an optionee's employment is terminated by us for reasons other than "cause" or by the optionee for "good reason" following a change of control.

                              CERTAIN TRANSACTIONS

Meditrust Transactions

  In two separate transactions in the fall of 1998 and the spring of 1999, we arranged for two investor groups to purchase an aggregate of 41 of our operating communities and five communities under development for a total purchase price of approximately $292.2 million. Of the 46 communities involved, 43 had been, or were proposed to be, leased to us by Meditrust Company LLC under sale/leaseback financing arrangements and we had owned three. The first purchase, consisting of 25 communities, which we will call the December communities, was completed in December 1998 and the second purchase, consisting of 21 communities, which we will call the March communities, was completed in March 1999.

  The investor groups involved in both purchases included parties affiliated with us. Of the $168.0 million purchase price for the December investment, $138.0 million was financed through a three-year first mortgage loan with an independent third party and $30.0 million was financed through subordinated debt and equity investments from the investor group. A group led by Holiday provided approximately $5.1 million of the equity. This group included Holiday as to a 40% interest, Columbia Pacific Master Fund '98 as to a 32% interest, and Mr. Colson as to a 5% interest, with the remaining 23% interest being held by individual third party investors. Columbia Pacific Master Fund is a limited partnership of which Mr. Baty's family partnership is the general partner and shares in 40% of income and gains after the limited partners of Columbia Pacific Master Fund receive a return of their investment plus a preferred return.

  Of the $124.2 million purchase price for the March investment, approximately $99.6 million was financed through three-year first mortgage loans with independent third parties and $24.6 million was financed through subordinated debt and equity investments from the investor group. A group led by Holiday provided approximately $4.9 million of the equity. This group included Holiday as to a 40% interest, C.P. '99 Pool G.P. as to a 32% interest, and Mr. Colson as to a 5% interest, with the remaining 23% interest being held by individual third party investors. C.P. '99 Pool is a general partnership which is comprised of two 50% limited partnerships, the first of which includes Mr. Baty's family partnership as its 40% general partner and the other includes Mr. Baty's family partnership as its 20% general partner.

  The investor groups have retained us to manage all of the communities through December 31, 2001. If we do not exercise the option to purchase the communities, as described below, the investor group may require us to manage the communities for up to twelve additional months. Under the arrangement, we receive management fees equal to 5% of the gross revenues generated by the facilities on the properties. We also are entitled to additional management fees of 2% of the gross revenues, which will be accrued and paid out of cash flow, provided that the communities have positive cash flow for three consecutive months. Thereafter, if the cash flow is not positive for two consecutive months, the 2% management fee will again be deferred until the three-month standard is again met. The cash flow requirements are determined as a group for the December communities, as a group for March operating communities and individually for the March communities under development. We have agreed to reimburse the December investment group for all losses greater than $4.5 million sustained on the December communities prior to December 31, 2001. We have a similar reimbursement arrangement relating to the five development communities acquired in the March investment; under this arrangement, we are generally required to reimburse the investor group for any losses greater than $500,000 at any of the five development communities. We do not have any such arrangements for the 14 operating communities acquired in the March investment. During 1999, we received $1.4 million in management fees for the December communities and $1.4 million in management fees for the March communities. As of December 31, 1999, the December communities had incurred $1.4 million in losses for which we are obligated to reimburse the December investment group. We expect that we will be obligated for further reimbursements during 2000. At December 31, 1999, we had not incurred reimbursement obligations to the March investment group as a result of losses from the development communities.

  We have certain rights to acquire the communities purchased in the December and March transactions. We have an option to purchase 22 of the December communities as a group and we have an option to purchase all 21 of the March communities as a group, both of which must be exercised by July 3, 2001. In addition, if either of the investor groups requires Mr. Baty to purchase certain of the communities, upon the conditions described below, we must exercise our option within 60 days of receiving notice of this action or it expires. We also have a right of first refusal through December 31, 2001 to re-purchase the three December communities that we previously owned.

  The option purchase prices for the December communities and the March communities are determined under similar formulas which provide for the repayment or payment of:

  . the mortgage loans of $138.0 million and $99.6 million on such communities;

  .  the investor groups' original debt and equity investments;

  . an amount intended to provide the investor groups with an 18% rate of return, compounded annually, on their original debt and equity investments, less any cash distributions received;

  . a fee generally equal to 2% of the investor groups' original debt and equity investments, which for the March communities may be adjusted for appreciation in our common stock; and

  . the reasonable costs of the investor groups' dissolution and liquidation.

  As a condition to making the December and March investments, the investor groups entered into agreements with Mr. Baty under which the investor groups may require Mr. Baty to purchase certain of the December and March communities. Under these agreements, the investor groups may require Mr. Baty to purchase between six and eight of the December communities and between four and six of the March communities, upon the occurrence of one of the following events:

  . we do not provide notice of our intent to exercise our options to purchase the December or March communities by July 3, 2001;

  . we exercise an option to purchase the communities, but do not close the transaction;

  . we or one of our managers causes a default under the agreements which govern the management of the December and March communities;

  . Mr. Baty's net worth falls below a certain threshold or Mr. Baty fails to provide certain reports relating to his net worth to the investor groups;

  .  there is a change of control in our Board or ownership; or

  .  Mr. Baty ceases to be our chief executive officer.

  If either of the investor groups requires Mr. Baty to purchase some of the communities, Mr. Baty will also have the option to purchase all of the communities owned by that investor group on the same terms under which we may purchase the communities.

Baty Transactions

  Columbia House is a Washington limited partnership in which Mr. Baty indirectly controls the general partner and holds an indirect 60% interest. It develops, owns and leases low-income senior housing projects.

We currently manage 11 communities owned by Columbia House. The agreements have terms ranging from two to four years, with options to renew, and provide for management fees ranging from 4% to 6% of gross operating revenues, payable monthly for management agreements and fixed fees payable monthly for administrative agreements, as well as bonuses. We earned fees of $592,414 in 1999 under these agreements. Columbia House owed us $1,685,000 as of December 31, 1999, representing advances made to various Columbia House communities and outstanding management and administrative fees. These advances do not bear interest.

  Prior to our initial public offering in November 1995, Mr. Baty had personally guaranteed much of our third-party financing, including mortgage debt and rental payments under leases. Many of those guarantees terminated when the underlying properties met certain loan-to-value standards or debt-service coverage ratios and others terminated when properties were refinanced. During 1999, Mr. Baty guaranteed our $5.0 million revolving credit facility until it was retired in November 1999. From November 1999 until January 2000, we borrowed amounts from Mr. Baty ranging from $1.0 million to $5.0 million on terms reflecting his borrowing arrangements from a commercial bank. We currently do not have any outstanding borrowings from Mr. Baty. Except as otherwise described in this section, Mr. Baty currently does not guarantee any of our mortgage financing.

  During 1995, Messrs. Baty and Brandstrom formed Painted Post Partners, a New York general partnership, to facilitate the operation of assisted living communities in the state of New York, which generally requires that natural persons be designated as the licensed operators of assisted living communities. We have entered into administrative services agreements with the partnership for the term of the underlying leases. The administrative services agreements provide for fees that would equal or exceed the profit of a community operated efficiently at full occupancy and, unless reset by agreement of the parties, will increase automatically on an annual basis in accordance with changes in the Consumer Price Index. In addition, we have agreed to indemnify the partners against losses and, in exchange, the partners have agreed to assign any profits to us. As part of their general noncompetition agreements with us, each of Messrs. Baty and Brandstrom has agreed that, in the event he ceases to be a senior executive of Emeritus, he will transfer his interest in the partnership for a nominal charge to his successor at Emeritus or other person designated by us.

  We have entered into noncompetition agreements with Messrs. Baty and Brandstrom. These agreements provide that they will not compete with us, directly or indirectly, in the ownership, operation or management of assisted living communities anywhere in the United States and Canada during the terms of their employment and for a period of two years following the termination of their employment. The agreements also provide, however, that they may hold (1) up to a 10% limited partnership interest in a partnership engaged in such business, (2) less than 5% of the outstanding equity securities of a public company engaged in such business, and (3) interests in the New York partnership described above. These agreements do not limit Mr. Baty's current role with Holiday. Mr. Baty has agreed, however, that if Holiday operates or manages assisted living communities, other than as a limited component of independent living communities consistent with its current operations, he will not personally be active in the management, operation or financing of such facilities nor will he hold any separate ownership or other interest therein.

Other Community Transactions

  In April 1998, we assigned our economic interest in a 172-unit assisted living community located in Fairfield, California to a limited liability company for $2.8 million in cash. Our economic interest consisted of a 67% interest in the profits, losses and distributions of an operating limited liability company that owns and operates the community, the right to receive payments of principal and interest under a $2.4 million promissory note evidencing a loan by us to the operating company and the obligation to make additional capital contributions under the agreement establishing the operating company. The limited liability company to which we assigned our economic interest is comprised of a third-party investor as to a 25% interest and three investor pools with interests of 14.1%, 35.9% and 25%. Mr. Baty's family partnership is the 18.75% general partner in the first two pools and the third pool includes Mr. Baty individually as its 18.75% general partner. We continue to manage the operation of the community pursuant to a management agreement and to manage the affairs of the operating limited liability company. We receive fees for these management activities equal to 5% of gross revenues of the community. During 1999, we received $87,386 in management fees. At December 31, 1999, the limited liability company operating the community owed us $596,000, representing funds advanced as working capital. These advances do not bear interest. At the time we assigned our economic interest in this community, we retained the right to repurchase our interest at the $2.8 million purchase price plus a 9% per annum return. In January 2000, we repurchased 25% of our original interest in the community for a total of $791,000.

  In June 1998, we sold a 295-unit independent and assisted living facility located in Texas to a partnership consisting of Columbia Pacific Master Fund, as to a 99% interest and to Mr. Baty personally, as to a 1% limited partnership interest. The purchase price for the facility was $6.8 million plus the assumption of a first mortgage of $14.8 million, which was guaranteed by Mr. Baty in connection with the transaction, and a release of Emeritus from the mortgage obligations. The purchase price was paid as follows:

  .  cash in the amount of $4.5 million;

  . a promissory note in the amount of $1.5 million, of which $1.0 million was repaid in 1999, bearing interest at 9% per annum and maturing in 10 years; and

  . an $800,000 promissory note bearing interest at 9% per annum, due on demand.

In addition, in 1999 we loaned the partnership $450,000 for certain repairs, which is evidenced by a demand promissory note bearing interest at 9% per annum. We and the partnership have entered into a management agreement for a five-year term, with automatic two-year extensions, with management fees of 6% of gross revenue or $10,000 per month, whichever is greater. We have the right of first refusal in the event of the sale of the facility. For 1999, we received $177,300 in management fees. At December 31, 1999, the partnership owed us $1,801,000, representing advances for working capital. These advances do not bear interest.

  In June 1998, we sold a 30% general partnership interest in Cooper George Partners Limited Partnership, a limited partnership in which we formerly held a 50% general partnership interest, to Columbia Pacific Master Fund. Concurrently, Columbia Pacific Master Fund purchased a 19% limited partnership interest from an independent investor who formerly held a 50% limited partnership interest. Our remaining 20% interest was converted to a limited partnership interest. Cooper George Partners owns a 141-unit assisted living community in Washington. The purchase price for the partnership interest was $1.05 million payable in cash. In connection with the purchase, the partnership agreement was modified to provide that profits, losses and distributions would be shared 80% by Columbia Pacific Master Fund and 20% by us. Also in connection with the transaction, the facility was refinanced through a $9.68 million first mortgage loan from Deutsche Bank, guaranteed by Mr. Baty, and we received a distribution of $580,000 consisting of 20% of the net proceeds of $2.9 million resulting from the refinancing. We and Cooper George Partners have entered into a management agreement for a five-year term, with automatic two-year extensions, with management fees of 6% of gross revenue or $10,000 per month, whichever is greater. We have the right of first refusal in the event of the sale of the facility. For 1999, we received $129,000 in management fees. At December 31, 1999, Cooper George Partners owed us $493,000, representing advances for working capital. These advances do not bear interest.

  During 1999, we began to provide management services to four joint ventures that opened new assisted living communities. Our management agreements have terms ranging from two to four years, with options to renew, and provide for management fees ranging from 5% to 6% of gross operating revenues, with a minimum of $5,000 per month, payable monthly. Entities controlled by Mr. Baty held interests in the joint ventures ranging from 50% to 62%. During 1999, we received management fees of $78,000 under these management agreements. At December 31, 1999, the joint ventures owed us collectively $678,000, representing advances for working capital. These advances do not bear interest.

Alert Care Transaction

  In September 1999 Holiday loaned us $4.0 million on terms providing for interest at 9% per annum. In consideration of the loan, we sold to Holiday 38.9% of the shares of capital stock we owned in Alert Care Corporation for our cost. In November 1999, pursuant to an offer by a joint venture controlled by Toronto Dominion Bank, we sold all of our remaining shares of Alert Care and Holiday sold all of its shares of Alert Care. The terms of this offer gave the investors in Alert Care, including us and Holiday, the option of continuing the investment in Alert Care or accepting a fixed cash price. Both we and Holiday elected to sell the investment for the cash price. Holiday was a non-controlling minority investor in the purchasing joint venture. The loan from Holiday was repaid in November 1999. As a result of these transactions, Holiday recognized a gain on the sale of its shares of Alert Care of approximately $365,000 and interest on the loan of approximately $46,000.

NorthStar Transaction

  In October 1997, a group of institutional investors led by NorthStar Capital Partners LLC, of which Mr. Hamamoto is a principal, purchased 25,000 shares of Series A Convertible Exchangeable Redeemable Preferred Stock, representing approximately 10% ownership of Emeritus, for $25 million. The Series A Stock is entitled to a quarterly 9% dividend. Each share of Series A Preferred Stock is convertible into that number of shares of common stock equal to $1,000, the liquidation value of a share of Series A Preferred Stock, divided by the conversion price of $18.20 per share. Currently the Series A Preferred Stock is convertible into an aggregate of 1,373,626 shares of our common stock. The Series A Preferred Stock is also exchangeable into convertible debt at our option. The conversion price is subject to adjustment in the event of stock dividends, stock subdivisions and combinations, and extraordinary distributions. The Series A Preferred Stock has a mandatory redemption date of October 24, 2004.

  Pursuant to a shareholders agreement entered into in connection with this investment, Emeritus and Mr. Baty are required to take all necessary action to:

  .  elect one director selected by NorthStar;

  . if NorthStar invests an additional $25 million in Emeritus, elect a second additional director selected by NorthStar; and

  . if the size of our board increases, elect additional directors so that NorthStar's representation shall not be less than one-seventh of the entire board.

  These rights terminate in certain events relating to NorthStar's sale of capital stock or a change in control of NorthStar. All NorthStar transfers are subject to our right of first refusal. In addition, if Mr. Baty sells shares of common stock representing 50% or more of his ownership position, NorthStar is entitled to participate in that sale on a pro rata basis. NorthStar has agreed not to purchase any additional shares of our voting securities, from now until 18 months after it ceases to own 5% of the outstanding common stock on a fully diluted basis.

  During 1999, we did not pay currently the 9% dividend on the Series A Stock and such dividends accumulated under the terms of the Series A Stock. In January, 2000, we paid NorthStar $2,250,000 and in April 2000 paid an additional $350,000, which represented all dividends in arrears.

  See "Proposal to Approve the Issuance of Common Stock Issuable upon Conversion of Series B Stock--Terms of the Series A Stock" for additional information relating to the Series A Stock.

Other Transactions

  In February 1998, we entered into four management agreements with XL Management Company L.L.C., an affiliate of Holiday. Under these agreements, XL Management will provide management services relating to four of our newly developed assisted living communities in Texas. The agreements provide for initial terms of

30 months and management fees based on 6% of gross revenues, payable monthly. XL Management earned fees of $316,000 under these agreements in 1999.

  In April 1998, we entered into a joint venture with Sanyo Electric Co. Ltd., of Osaka, Japan, with which Mr. Iue is affiliated, to provide assisted-living services in Japan. The joint venture, Sanyo Emeritus Corporation, has been formed to provide a residential-based healthcare alternative for Japan's growing elderly population. Sanyo Emeritus was initially capitalized with Y50 million, or $384,000 (U.S.), with Emeritus and Sanyo each providing half the funds. The joint venture's first assisted-living community in Japan was opened in December 1999.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

  The following table presents as of June 7, 2000, certain information with respect to the beneficial ownership of our common stock and preferred stock (on an as-converted basis) by

  . each person that we know owns more than 5% of the common stock,

  . each of our directors,

  . each officer or former officer named in the compensation tables, and

  . all directors and executive officers as a group.

  Beneficial ownership is determined in accordance with rules of the SEC and includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding the options, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated, we believe the beneficial owners of the common stock listed below, based on information furnished by them, have sole voting and investment power with respect to the shares listed opposite their names. Unless otherwise indicated, the following officers, directors and shareholders can be reached at the principal offices of Emeritus.

The table presents the beneficial ownership of the preferred stock as converted into common stock. NorthStar Capital Partners LLC owns 100% of the outstanding Series A preferred stock, and Saratoga Partners IV, L.P. owns 100% of the outstanding Series B preferred stock.

                       [Table appears on following page.]

                                                        Shares of Emeritus
                                                           Common Stock
                                                       ----------------------
                                                       Amount and
                                                       Nature of
                                                       Beneficial  Percent of
                                                       Ownership     Class
                                                       ----------  ----------
Name and Address
----------------
Daniel R. Baty(1)(2).................................   3,668,766        36.0%
 c/o Emeritus Corporation
 3131 Elliott Avenue, Suite 500
 Seattle, WA 98121
Raymond R. Brandstrom(3).............................     444,042         4.4%
Gary S. Becker(4)....................................      20,126           *
Kelly J. Price(5)....................................      90,980           *
Sarah J. Curtis(6)...................................      21,667           *
Motoharu Iue(7)(8)...................................     393,500         3.9%
Suzette McCanless(4).................................      19,763           *
Patrick Carter(8)....................................      68,500           *
William E. Colson(8)(9)..............................      18,500           *
David Hamamoto(10)(11)...............................   1,380,126         6.4%
David W. Niemiec(12).................................   5,241,832        34.0%
Charles P. Durkin, Jr.(12)...........................   5,241,832        34.0%
Sirach Capital Management(13)........................     701,000         6.9%
 3323 One Union Square 600 University Street Seattle,
 WA 98101
B.F., Limited Partnership(2).........................        29.3%  2,948,450
 3131 Elliott Avenue, Suite 500 Seattle, WA 98121
NorthStar Capital Partners LLC(11)...................         6.4%  1,373,626
 299 Park Avenue, 33rd Floor New York, New York 10022
Saratoga Partners IV, L.P.(14).......................        34.0%  5,239,332
 535 Madison Avenue New York, NY 10022
All directors and executive officers as a group (13    10,655,095        65.4%
 persons)(2)(7)(9)(11)(14)(15).......................

--------
*   Less than 1%.
 (1) Includes 2,948,450 shares held by B.F., Limited Partnership, of which Columbia Pacific, a company wholly owned by Mr. Baty, is the general partner and of which Mr. Baty is a limited partner. Also includes options exercisable within 60 days for the purchase of 108,936 shares.
 (2) B.F., Limited Partnership may be deemed to have voting and dispositive power over the shares, based upon publicly available information as reported as of December 31, 1999 on Schedule 13-D.
 (3) Includes options exercisable within 60 days for the purchase of 87,467 shares.
 (4) Includes options exercisable within 60 days for the purchase of 19,400 shares.
 (5) Includes options exercisable within 60 days for the purchase of 31,267 shares.
 (6) Includes options exercisable within 60 days for the purchase of 21,467 shares.
 (7) Includes 385,000 shares held by Three Oceans, Inc. a U.S. affiliate of Sanyo, a publicly traded Japanese company. Mr. Iue is a former executive and current director of U.S. affiliates of Sanyo. Mr. Iue disclaims beneficial ownership of shares of Common Stock held by Three Oceans.
 (8) Includes options exercisable within 60 days for the purchase of 8,500 shares.
 (9) Includes 10,000 shares held by Holiday Retirement Corp., of which Mr. Colson is the principal shareholder and Chief Executive Officer.
(10) Includes options exercisable within 60 days for the purchase of 6,500 common shares.
(11) The 1,373,626 shares are convertible Series A preferred stock held by NorthStar Capital Partners LLC, of which Mr. Hamamoto is a principal. (See "Item 13. Certain Relationships and Related Transactions--NorthStar Transaction.") NorthStar Capital Partners LLC owns 100% of the Series A preferred stock. The Series A preferred stock currently votes with both the Series B preferred stock and the common stock, and is entitled to 687,500 votes. This represents approximately 6.4% of the voting power of currently outstanding Emeritus common and preferred stock.
(12) Includes 4,197,472 shares issuable upon conversion of Series B preferred stock currently held by, and 1,000,000 shares of common stock issuable upon exercise of warrants to be issued on or before August 8, 2000 to, Saratoga Partners, of which Messrs. Niemiec and Durkin are principals. (See "Significant Transactions--Saratoga Relationship.") Saratoga
     Partners owns 100% of the outstanding Series B preferred stock. Also includes 41,860 shares (as-converted) that represent unpaid dividends on the Series B preferred stock. The Series B preferred stock currently votes with both the Series A preferred stock and the common stock on an as-converted basis, which represents approximately 28% of the voting power of the currently outstanding Emeritus common and preferred stock. Also includes options exercisable within 60 days for the purchase of 2,500 shares.
(13) Sirach Capital Management may be deemed to have voting and dispositive power over the shares, based upon publicly available information reported as of December 31, 1998 on Schedule 13-G.
(14) Represents 4,197,472 shares that are issuable upon conversion of Series B preferred stock, and 41,860 shares, on an as-converted basis, of unpaid dividends on such series B preferred stock. Also includes 1,000,000 shares of common stock issuable upon exercise of warrants to be issued to Saratoga Partners on or before August 8, 2000. The Series B preferred stock currently votes with both the Series A preferred stock and the common stock, on an as-converted basis.
(15) Includes options exercisable within 60 days for the purchase of 339,537 shares.

                   PROPOSAL TO AMEND THE 1995 STOCK INCENTIVE
                               COMPENSATION PLAN

  In February 2000, the Board of Directors adopted, subject to shareholder approval, an amendment to increase the number of shares of Common Stock in the 1995 Stock incentive Compensation Plan from an aggregate maximum of 1,850,000 shares to 2,250,000 shares. As of June 7, 2000, 736,596 shares (including the additional shares that are the subject of this proposal) were available for grant of new awards under the Incentive Plan. The total number of shares subject to outstanding awards under all of our plans, plus the number of shares available for new award grants under all such plans, will be approximately 2,395,150 shares, or 23.8% of our total outstanding common stock, if the amendment is approved.

  The Incentive Plan, as amended, is attached to this proxy statement as Appendix A.

 The Board of Directors Recommends a Vote FOR Approval of the Amendment to the
                                 Incentive Plan

Description of the Incentive Plan

  Purpose. The purpose of the Incentive Plan is to enhance the long term value of our shareholders by offering opportunities to our employees, directors, officers, consultants, agents, advisors and independent contractors to participate in our growth and success, and to encourage them to remain with us and acquire and maintain stock ownership.

  Eligibility to Receive Awards. Awards may be granted under the Incentive Plan to employees, directors, and officers of Emeritus and its subsidiaries selected by the plan administrator. Awards may also be granted to consultants, agents, advisors and independent contractors who provide services to Emeritus and its subsidiaries. Approximately 280 individuals currently are eligible to receive awards under the Incentive Plan.

  Awards. The Incentive Plan provides for grants of stock options, stock appreciation rights, stock awards (including restricted stock), other stock-based awards and dividend equivalent rights. Awards may be granted singly, in combination, or in tandem so that the settlement or payment of one automatically reduces or cancels the other. Awards may also be made in combination or in tandem with, as alternatives to, or as the payment form for, grants or rights under any other employee or compensation plan of Emeritus or in substitution for, or by the assumption of, awards issued under plans of an acquired entity.

  Stock Subject to the Incentive Plan. Subject to adjustment as provided in the Incentive Plan, a maximum of 2,250,000 shares of Common Stock are available for issuance under the Incentive Plan. Shares issued pursuant to the Incentive Plan are drawn from authorized but unissued shares. Any shares of common stock subject to an award that subsequently cease to be subject to the award (other than because of exercise or settlement of the award in stock) are again available for issuance in connection with future grants of awards under the Incentive Plan.

  Subject to adjustment as provided in the Incentive Plan, no more than 300,000 shares of Common Stock may be subject to awards of options or stock appreciation rights under the Incentive Plan to any one participant in a single fiscal year, to the extent required for compliance with Section 162(m) of the Code. Section 162(m) precludes us from taking a tax deduction for compensation payments to certain executives in excess of $1 million, unless such payments qualify for the "performance-based" exemption from the $1 million limitation.

  Administration. A committee or committees appointed by the Board and consisting of at least two members of the Board administers the Incentive Plan and has the authority to determine all matters relating to awards under the Incentive Plan, including the persons to whom awards are granted, the type of awards, the number of shares of common stock subject to an award, and all terms, conditions, restrictions and limitations of awards. The plan administrator, in its sole discretion, may accelerate the exercisability of or waive any or all of the restrictions and conditions applicable to any award.

  Terms and Conditions of Stock Option Grants. Options granted under the Incentive Plan may be incentive stock options or non qualified stock options. The per share option price for each option granted under the Incentive Plan is determined by the plan administrator, but cannot be less than 100% of the fair market value of the underlying shares of common stock on the date of grant for incentive stock options and not less than 85% of the fair market value on the date of grant for nonqualified stock options. For purposes of the Incentive Plan, "fair market value" means the closing price, or if there is no closing price, the mean between the high and low sale price of shares of common stock on the American Stock Exchange on the day the option is granted.

  The plan administrator has broad discretion to determine the terms and conditions under which options are exercisable, but under no circumstances may an option have a term exceeding ten years from the date it is granted. The exercise price for shares purchased under options may be paid in cash or by check, or, unless the plan administrator determines otherwise at any time, by a combination of cash, check, shares of common stock which have been held for at least six months, or delivery of a properly executed exercise notice, together with irrevocable instructions to a broker. The plan Administrator may also permit payment by a full-recourse promissory note or other forms of consideration.

  Each option is exercisable according to a vesting schedule determined by the plan administrator. If no vesting schedule is set forth in the instrument evidencing the option, the option becomes exercisable in three equal annual installments beginning one year after the date of grant. The plan administrator also determines the circumstances under which an option is exercisable in the event the optionee ceases to provide services to Emeritus or one of its subsidiaries. If not so established, options generally are exercisable for three years after termination of services as a result of retirement, early retirement, disability or death and for three months after all other terminations, but in no event later than the remaining term of the option. In the event of an optionee's death, an option may be exercised, to the extent the option is exercisable upon the optionee's death, by the personal representative of the optionee's estate within three years of the date of death, but in no event later than the remaining term of the option. An option terminates automatically if the optionee's services are terminated for cause, as that term is defined in the Incentive Plan.

  Stock Appreciation Rights. A stock appreciation right gives its holder the right to receive an appreciation distribution from the Company equal to the difference between the value of the common stock subject to the right at the time of exercise and the exercise price of the right. Stock appreciation rights may be issued on a stand-alone basis or in tandem with options. For stock appreciation rights granted in tandem with options, the exercise price is the same as the option exercise price and once a tandem stock appreciation right is exercised, the related option terminates. Stand-alone stock appreciation rights have such terms as the plan administrator establishes, but are not less than 85% of the fair market value of the common stock on the date the right is granted, and the term of the right, if not otherwise established by the plan administrator, is for 10 years from the date of the grant. The appreciation distribution for stock appreciation rights is paid in shares of common stock, cash or any combination of shares and cash, as the plan administrator may determine. Unless otherwise provided by the plan administrator, the provisions of the Incentive Plan regarding exercisability of options after the termination of a holder's services shall apply equally, to the extent applicable, to stock appreciation rights.

  Stock Awards. The plan administrator is authorized to make awards (including awards of restricted stock) of common stock to participants on such terms and conditions and subject to such restrictions, if any (whether based on performance standards, periods of service or otherwise), as the plan administrator determines. Restrictions may include forfeiture rights in our favor.

  Other Stock-Based Awards. The plan administrator has the discretion to authorize any other stock-based awards consistent with the purpose of the Incentive Plan.

  Dividend Equivalent Rights. Any awards under the Incentive Plan may, in the plan administrator's discretion, earn dividend equivalent rights that entitle the holder to be credited with an amount equal to the cash or stock dividends or other distributions that would have been paid on the shares of common stock covered by such award had such shares been issued and outstanding on the dividend record date. The plan administrator is authorized to establish such rules and procedures governing the crediting of dividend equivalent rights as it deems necessary or appropriate.

  Transferability. Except to the extent permitted by the plan administrator in its sole discretion and by Section 422 of the Code, no award is assignable or otherwise transferable by the holder other than by will or the laws of descent and distribution, and during the holder's lifetime, the award may be exercised only by the holder.

  Withholding. We may require an award holder to pay to us any applicable withholding taxes that we are required to withhold with respect to the grant, exercise, payment or settlement of any award. The withholding tax may be paid in cash or, subject to the Incentive Plan and applicable law, the plan administrator may permit the holder to satisfy such obligations by the withholding or delivery of shares of common stock.

  Loans, Loan Guarantees and Installment Payments. Subject to applicable statutes and regulations, we may extend credit, arrange credit, guarantee obligations, and otherwise aid award holders with financing their purchases of common stock pursuant to an award.

  Corporate Transaction. Except as otherwise provided in an instrument evidencing the award, in the event of certain corporate transactions (as defined in the Incentive Plan), each option or stock award that is at the time outstanding will automatically accelerate so that each such award becomes, immediately prior to such corporate transaction, 100% vested, unless the award is assumed or replaced by the successor corporation. Any awards that are assumed or replaced in the corporate transaction and do not otherwise accelerate at that time will be accelerated in the event the holder's employment or services subsequently terminate within two years following the corporate transaction, unless the employment or services are terminated by us for cause or by the holder voluntarily without good reason, as those terms are defined in the Incentive Plan.

  Further Adjustment of Awards. The plan administrator has the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of Emeritus, as defined by the plan administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to a holder, with respect to awards.

  Amendment and Termination. The Incentive Plan may be suspended or terminated by the Board or by our shareholders at any time. The Board may amend the Incentive Plan, as it deems advisable, provided that, to the extent required by
Section 422 of the Code or any applicable law or regulation, any amendment that would increase the number of shares available under the Incentive Plan, modify the class of persons eligible to receive options or otherwise require shareholder approval must be approved by our shareholders.

New Plan Benefits

  Since awards under the Incentive Plan are discretionary, total awards that may be granted for the current fiscal year are not determinable until completion of the year. During 1999, options to purchase an aggregate of 120,000 common shares were granted under the Incentive Plan to all executive officers as a group at an average exercise price of $7.25, and options to purchase an aggregate of 324,750 common shares were granted under the Incentive Plan to all other employees as a group (including officers who are not executive officers) at an average exercise price of $7.40. Options granted under the Incentive Plan during 1999 to the named executive officers are set forth under "Executive Compensation--Option Grants in Last Fiscal Year." No options were granted under the Incentive Plan during 1999 to directors or nominees who are not also executive officers of the Company.

Federal Income Tax Consequences

  The following discussion summarizes the federal income tax consequences of the Incentive Plan based on current provisions of the Code, which are subject to change. Any such changes could be applied on a retroactive basis and could adversely alter the consequences discussed herein. The summary does not cover any state or local tax consequences of participation in the Incentive Plan and does not address issues related to the tax consequences of any individual participant. Participants are urged to consult with their tax advisors regarding the effect of participation in the Incentive Plan based on their particular circumstances.

  Incentive Stock Options. An optionee will not have any income at the time an incentive stock option is granted. When an optionee exercises an incentive stock option while employed by us or one of our subsidiaries or within three months (one year in the case of disability) after termination of employment, no ordinary income will be recognized by the optionee at that time. (However the excess (if any) of the fair market value of the shares acquired upon such exercise over the option price is a preference item that may cause the optionee to be subject to an "alternative minimum tax.") If the shares acquired upon exercise are not disposed of either within one year from the date of exercise or two years from the date of grant of the option, the excess (if any) of the sales proceeds over the aggregate option price of such shares will be mid-term or long-term capital gain, eligible for favorable rates under the Code. If the shares are sold prior to the expiration of such periods (a "disqualifying disposition"), the optionee will recognize ordinary income in the year of the disqualifying disposition equal to the excess of the fair market value of the shares at the time the incentive stock option is exercised (or, if less, the sales proceeds) over the option price. Any additional gain will be capital gain. If an incentive stock option is exercised by the optionee more than three months (one year in the case of disability) after termination of employment, the tax consequences are the same as those described below for nonqualified stock options.

  We are not entitled to a tax deduction as the result of the grant or exercise of an incentive stock option. If the optionee has ordinary income taxable as compensation as a result of a disqualifying disposition, we are entitled to a deduction at the same time and in the same amount as the optionee, assuming that the deduction is not otherwise disallowed by the Code.

  Nonqualified Stock Options. An optionee will not have any income at the time a nonqualified stock option is granted. When an optionee exercises a nonqualified stock option, the difference between the option price and the fair market value of the shares on the date of exercise will be ordinary income (subject to payroll taxes and tax withholding) to the optionee and will be allowed as a deduction to us for federal income tax purposes, assuming that the deduction is not otherwise disallowed by the Code. When an optionee disposes of shares acquired by exercise of the option, any amount received in excess of the market value of the shares on the date of exercise will be treated as long-term, mid-term or short-term capital gain, depending upon the holding period of the shares. If the amount received is less than the market value of the shares on the date of exercise, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares.

  Stock-for-Stock Exchange. Additional special rules apply if the exercise price for an option is paid for in shares previously owned by the optionee rather than in cash. Participants considering the use of previously owned shares to pay the exercise price of an option should consult their tax advisors.

  Stock Appreciation Rights. Generally, when a participant exercises an SAR, the amount of cash and the fair market value of the shares received will be ordinary income (subject to payroll taxes and tax withholding) to the participant and will be allowed as a deduction for federal income taxes purposes to us.

  PROPOSAL TO APPROVE THE ISSUANCE OF COMMON STOCKISSUABLE UPON CONVERSION OF SERIES B PREFERRED STOCK AND UPON EXERCISE OF WARRANT TO PURCHASE COMMON STOCK

Background

  On December 10, 1999, we entered into an agreement to sell 40,000 shares of our Series B Preferred Stock to Saratoga Partners IV, L.P. and investors related to Saratoga for a purchase price of $1,000 per share. On December 30, 1999, we completed the sale of 30,000 shares of Series B Stock, and we agreed to complete the sale of the remaining 10,000 shares during the first quarter of 2000. Each share of Series B Stock is convertible into the number of shares of common stock equal to the stated value of $1,000 divided by an initial conversion price of $7.22. The conversion price is subject to adjustment as described below. The 30,000 outstanding shares of Series B Stock are initially convertible into 4,155,124 shares of common stock based on the current conversion price.

  Our net proceeds from the sale of all 40,000 shares of the Series B Stock were to be approximately $38.6 million, after fees and expenses of the transaction estimated at $1.4 million. The purchase agreement and related documents provided that, of these proceeds, we would use $18.5 million to $20.5 million to purchase 16 assisted living communities that are currently managed by us, $4.2 million to $4.9 million to purchase three communities that are currently leased by us and $.4 million to $1.4 million to purchase one community from a third party. We agreed to use these proceeds in these acquisitions by June 30, 2000, with the remaining $13.2 million to $16.9 million of the proceeds to be available for general corporate purposes. The purchase agreement and related documents provided that if we did not use at least $23.0 million in these acquisitions, we would place $35.0 million, less the amount of proceeds so used, in a separate bank account and would obtain Saratoga's prior consent to the use of these funds.

  Under a modification letter agreement dated May 15, 2000, we changed our agreements with Saratoga to (i) cancel the sale of the remaining 10,000 shares of Series B Stock, (ii) remove all restrictions and requirements relating to the use of proceeds received from the sale of the original 30,000 shares and
(iii) on or before August 8, 2000, issue to Saratoga a seven-year warrant to purchase 1.0 million shares of our common stock at an exercise price of $4.30 per share (with such shares approved for listing on the American Stock Exchange) or, in the alternative, to pay Saratoga in cash the sum of $5.0 million plus any profit that exists in the warrant at August 8, 2000.

  The terms of the Series B Stock and related agreements were more favorable to us than the terms of other preferred stock financings which were potentially available to us at the time we negotiated the Series B Stock transaction. In addition, throughout 1999 we had reviewed, with the assistance of our investment banker, a variety of private and public financing possibilities. We believed that the sale of Series B Stock to Saratoga was the best alternative available and that additional capital was important to us and in the best interests of the shareholders. We also believed, in view of our cash needs, the status of the proposed acquisitions and the restrictions on the use of our cash contained in the original Saratoga documents, that the modification letter agreement was in the best interests of the shareholders and provides us with greater flexibility for our operations and possible acquisition transactions.

  As a result of the modification letter agreement, we are not limited in how we use the proceeds of the sale of the 30,000 shares of Series B Stock and we have therefore added the proceeds to our working capital for general corporate purposes. We may, however, pursue the acquisitions originally contemplated on a different schedule and different terms and conditions.

Reason for Shareholder Approval

  Rule 713 of the American Stock Exchange requires shareholder approval of a transaction involving the sale or issuance by a company of common stock, or securities convertible into common stock, equal to 20% or more of the common stock, or 20% or more of the voting power, outstanding before such issuance for less than the greater of book or market value of the common stock at the time of the transaction. On December 10, 1999, the date that we entered into the agreement to sell the Series B Stock to Saratoga, the closing price of our common stock on the American Stock Exchange was $6.0625. Although this price is below the Series B Stock's initial conversion price of $7.22, it is possible that future adjustments of the conversion price of the Series B Stock resulting from additional issuances of common stock could reduce the effective conversion price below $6.0625. The American Stock Exchange has listed all of the shares of common stock issuable on conversion of the Series B Stock at the initial conversion price of $7.22 per share and for any future adjustments that would reduce the price to, but not below, $6.0625 per share. Rule 713 would, however, require shareholder approval for the issuance of any additional shares on conversion of the Series B Stock. To ensure the listing of all shares issuable on conversion of the Series B Stock, whether the conversion price is above or below $6.0625 per share, we have submitted the proposal to the shareholders. We believe that shareholder approval of the proposal will satisfy the requirements of Rule 713 for all future circumstances.

  If the shareholders fail to approve the proposal at the shareholders meeting or, if the conversion price is later reduced to less than $6.0625 per share and the shareholders fail to approve the proposal within 180 days after such event, the Designation of Rights and Preferences of the Series B Stock provides that the dividend rate on the Series B Stock would be increased from 6% to 12% per annum until January 1, 2004 and from 7% to 14% per annum thereafter and would be payable entirely in cash. In addition, the holders of Series B Stock would have the option to require us to purchase their then outstanding shares of Series B Stock. Because it is unlikely that we would have sufficient cash to redeem the Series B Stock if required to do so, the failure to obtain the shareholder approval under these circumstances could deplete all of our available cash and thus materially impair our ability to continue to operate our business.

  The warrants contain adjustment provisions, similar to those applicable to the Series B Stock, reducing the exercise price if we issue additional share of our common stock at a price below $4.30 per share. Accordingly, it is also possible that future adjustments resulting from additional issuances of stock could reduce the exercise price of the warrants below $3.875, the closing price of our common stock on the American Stock Exchange on May 15, 2000, the date of the modification letter agreement. Under the modification letter agreement, we are required to issue the warrants, with the underlying common stock listed on the American Stock Exchange, prior to August 8, 2000. The American Stock Exchange has advised us that the issuance of common stock on exercise of the warrants must be approved by the shareholders prior to their issuance because of the additional issuances that could result in the future as a result of the adjustment provisions. If the shareholders fail to adopt the proposal and the warrants are not issued, then we would be required to pay Saratoga in cash $5.0 million plus any profit existing in the warrants at August 8, 2000. We do not believe that our cash resources would permit us to make this payment.

  The Designation of Rights and Preferences of the Series B Stock, the related shareholders' agreement and the modification letter agreement (together with the form of warrant) are attached as Appendixes B, C and D. The following is a summary of terms and conditions of the Designation and shareholders' agreement, as modified by the modification letter agreement and warrant. Reference is made to the full texts of these documents for a more complete description of the terms and conditions of the transaction. Capitalized terms used herein and not defined hereby have the meanings ascribed to them in the Designation and shareholders' agreement.

               TERMS OF THE SERIES B STOCK AND RELATED AGREEMENTS

  The terms of the financing arrangements with Saratoga are set forth in the Designation and related agreements, including the shareholders agreement. The Series B Stock is subject to the prior rights and preferences of the Series A Stock.

Dividends

  The holders of the Series B Stock are entitled to receive quarterly dividends payable in a combination of cash and additional shares of Series B Stock. From issuance to January 1, 2004, the dividend rate will be 6% of the stated value of $1,000, of which 2% is payable in cash and 4% is payable in Series B Stock at the rate of one share of Series B Stock for every $1,000 of dividend. After January 1, 2004, the dividend rate will be 7%, of which 3% is payable in cash and 4% is payable in Series B Stock. Dividends accumulate, whether or not declared or paid. Prior to January 1, 2007, however, if the cash portion of the dividend is not paid, the cumulating cash portion of the dividend will increase to 7% until the unpaid cash dividends have been fully paid or until January 1, 2007, whichever first occurs. The dividends must be paid or declared and set aside for payment prior to any payment or declaration of dividends on, or purchase or redemption of, any common stock or any other class of preferred stock junior to the Series B Stock.

  The rights of the holders of Series B Stock to receive dividends are subject to the prior rights of the holders of Series A Stock.

Conversion

  The holders of the Series B Stock have the right at any time to convert each share of Series B Stock into a number of shares of common stock equal to the stated value of $1,000 divided by the conversion price.

  The conversion price is currently $7.22 per share. If, however, we declare any dividend or distribution on our common stock, or split, combine or reclassify our common stock, the conversion price will be proportionately adjusted so that each holder of Series B Stock will be entitled to receive the same number of shares of common stock upon conversion as if such conversion occurred prior to the event requiring the adjustment. Similarly, if we merge with another entity or sell substantially all of our assets, the holders of the Series B Stock will be entitled to convert each share of Series B Stock into the consideration, whether it consists of stock, other securities or property, which that holder would have been entitled to receive had that holder converted its holdings of Series B Stock to common stock immediately prior to the merger or asset sale.

  The conversion price will also be adjusted pursuant to a weighted average formula if we issue additional shares of common stock, or securities convertible into or exercisable for common stock, at a price less than the then current conversion price. According to the formula, the conversion price would be adjusted to an amount equal to the quotient obtained by dividing (a) the number of shares of common stock outstanding on a fully diluted basis immediately prior to the issuance of additional common stock multiplied by the then effective conversion price, plus the aggregate consideration received for the new issuance, by (b) the number of shares of common stock outstanding on a fully diluted basis immediately following the new issuance. There are limited exceptions to this adjustment for stock options and warrants in certain situations.

  As a result of the formula, the Series B Stock could convert to common stock at a rate that is below the current conversion price of $7.22 per share. The Series B Stock could also convert at a rate that is also below $6.0625 per share, which was the closing price of the common stock on the American Stock Exchange on December 10, 1999, the date that we entered into the agreement with Saratoga.

Redemption

  After January 10, 2003, we can redeem all, but not less than all, of the Series B Stock at $1,000 per share, plus unpaid dividends, if the closing price of the common stock on the American Stock Exchange is at least 175% of the then conversion price for 30 consecutive trading days ending not more than 10 days prior to the date we notify the holders of the redemption.

  If there is a change in control of Emeritus, each holder of Series B Stock has the right to require us to purchase all or a portion of the Series B Stock owned by such holder for the stated value of $1,000 per share. The holder may exercise this right during 45 days after notification of the change in control. A change in control means (a) a person or group acquiring securities that would entitle such person or group to elect a majority of the Board of Directors, (b) persons who are currently directors, or who are selected by those directors, ceasing to constitute a majority of the Board of Directors, or (c) the sale of all or substantially all of our assets.

  If the shareholders fail to approve the proposal at the shareholders meeting or, if the conversion price is later reduced to less than $6.0625 per share and the shareholders fail to approve the proposal within 180 days after such event, the Designation of Rights and Preferences of the Series B Stock provides that each holder of Series B Stock will have the right to require us to purchase all or a portion of the Series B Stock owned by such holder for the stated value of $1,000 per share, plus accrued and unpaid dividends. Each holder can exercise this right unless we obtain the shareholder approval required by the American Stock Exchange, at which time the right would terminate as to any then outstanding shares of Series B Stock.

Liquidation Rights

  If we dissolve, liquidate or wind-up our affairs, the holders of Series B Stock are entitled to receive, before any payment or distribution is made to the holders of common stock or any other class of preferred stock ranking junior to the Series B Stock, out of our assets available for distribution, the stated value of $1,000 per share and all accrued and unpaid dividends to and including the date of payment to the holder. In the event our assets available for distribution to the holders of Series B Stock are insufficient to permit payment in full of all amounts owing to the holders, then all of such assets shall be distributed proportionately among the holders of the Series B Stock to the exclusion of the holders of common stock or any other class of junior preferred stock.

  The liquidation rights of the holders of Series B Stock are subject to the prior rights of the holders of Series A Stock.

Voting and Board of Directors

  Each share of Series B Stock is entitled to a number of votes equal to the number of shares of common stock into which it is convertible. Except as required by law or as described below, the Series B Stock votes with the common stock and Series A Stock as a single voting group.

  We may not amend or alter the rights and preferences of the Series B Stock so as to adversely affect the Series B Stock without the consent of the holders of a majority of the outstanding shares of Series B Stock. In addition, we may not increase the number of authorized shares of preferred stock or create another series of preferred stock ranking prior to or pari passu with the Series B Stock without the consent of the holders of at least 75% of the outstanding Series B Stock.

  Under the shareholders agreement, Saratoga is entitled to board representation at a percentage of the entire Board of Directors, rounded up to the nearest whole director, that is represented by the voting power of the Series B Stock owned by Saratoga and its related investors. The shareholders agreement also provides for a minimum of two Saratoga directors. Saratoga is currently entitled to designate three of eight members of the Board, although it has advised us that it will designate only two at this time. Saratoga's right to designate directors terminates if Saratoga has sold more than 50% of its initial investment and its remaining shares represent less than 5% of outstanding shares of common stock on a fully diluted basis or it is unable to exercise independent control over its shares.

  Under the Designation, whenever the cash dividends have not been paid for six consecutive quarters, Saratoga may designate one director in addition to the other directors that it is entitled to designate under the shareholders agreement.

Other Terms

  The shareholders agreement provides that neither Saratoga nor Mr. Baty is permitted to purchase voting securities in excess of a defined limit. That limit for Saratoga and its affiliates is 110% of the number of shares of common stock (assuming conversion of the Series B Stock) owned by Saratoga and its related investors immediately after the completion of the financing, plus the Series B Stock (or underlying common stock) issuable as dividends on the Series B Stock. That limit for Baty is the greater of 110% of the shares of common stock owned by Baty as of December 10, 1999 or 100% of the Saratoga ownership described in the preceding sentence. These restrictions will terminate 18 months after the date on which Saratoga and its related investors cease to hold securities representing 5% of the shares of common stock on a fully diluted basis.

  The shareholders agreement provides that if Mr. Baty contemplates selling 30% or more of the Common Stock he owns, Saratoga and its related investors would have the right to participate in the sale on a proportionate basis.

  Pursuant to a registration rights agreement, Saratoga and its related investors have the right to two demand registrations, one of which may be a shelf registration effective for one year, and unlimited piggyback registrations, subject to marketing restrictions imposed by underwriters.

  Pursuant to an investment agreement, commencing January 1, 2007, (a) the holders of the Series B Stock have the right to elect a number of directors (together with other directors selected pursuant to the Designation and the shareholders agreement) that would be one director less than a majority of the Board and (b) we will retain Saratoga Management Company LLC to provide management and advisory services to evaluate our strategy relating to shareholder value, real estate and corporate financing and other strategic initiatives, at an annual fee of $3.2 million. These rights and obligations will terminate at such time that the Series B Stock is converted or redeemed.

Modification Letter Agreement and Warrants

  Pursuant to the modification letter agreement, we are required to issue to Saratoga on or before August 8, 2000 warrants to purchase 1,000,000 shares of common stock at an exercise price of $4.30 per share or, in the alternative, to pay Saratoga in cash the sum of $5.0 million plus any profit that exists in the warrant at August 8, 2000. The term of the warrants is seven years.

  The exercise price is currently $4.30 per share. If, however, we declare any dividend or distribution on our common stock, or split, combine or reclassify our common stock, the exercise price will be proportionately adjusted so that each holder of warrants will be entitled to receive the same number of shares of common stock upon exercise as if such exercise occurred prior to the event requiring the adjustment. Similarly, if we merge with another entity or sell substantially all of our assets, the holders of the warrants will be entitled, on exercise the warrants, to purchase the consideration, whether it consists of stock, other securities or property, which that holder would have been entitled to receive had that holder exercised its warrants immediately prior to the merger or asset sale.

  The exercise price will also be adjusted pursuant to a weighted average formula if we issue additional shares of common stock, or securities convertible into or exercisable for common stock, at a price less than the then current exercise price. According to the formula, the exercise price would be adjusted to an amount equal to the quotient obtained by dividing (a) the number of shares of common stock outstanding on a fully diluted basis immediately prior to the issuance of additional common stock multiplied by the then effective exercise price, plus the aggregate consideration received for the new issuance, by (b) the number of shares of common stock outstanding on a fully diluted basis immediately following the new issuance. There are limited exceptions to this adjustment for stock options and warrants in certain situations.

Terms of Series A Stock

  The Series B Stock is junior in rank to, and subject to the rights and preferences of, the Series A Stock, which is summarized below.

  Dividends. The holders of the Series A Stock are entitled to receive quarterly dividends at the rate of 9% of the stated value of $1,000, payable in cash. If we are in default in the payment of dividends or the performance of our obligations under the Series A Stock the dividend rate increases to 11% during such period. If we are in arrears in the payment of dividend for six consecutive quarters, the dividend rate is compounded quarterly. If we are in arrears in the payment of dividends, we may not declare or pay dividends or make other distributions on the common stock or purchase any common stock or series of preferred stock junior to the Series A Stock, which would include the Series B Stock.

  Conversion. The holders of the Series A Stock have the right at any time to convert each share of Series A Stock into a number of shares of Common Stock equal to the stated value of $1,000 divided by the conversion price. The conversion price is currently $18.20 per share, but is subject to adjustment in the event of stock dividends or splits relating to the common stock and in the event of a merger or sale of substantially all of our assets.

  Redemption. We are obligated to redeem the Series A Stock on October 24, 2004. After October 24, 2001, we can redeem all, or any portion, of the Series A Stock at 105% of the stated value of $1,000 per share, plus unpaid dividends, if the closing price of the common stock on the American Stock Exchange is at least 130% of the then conversion price for 20 trading days out of any 40 consecutive trading days ending not more than five days prior to the date we notify the holders of the redemption. If there is a change in control of Emeritus, each holder of Series A Stock has the right to require us to purchase all or a portion of the Series A Stock owned by the holder at 101% of the stated value of $1,000 per share. The holder may exercise this right during 45 days after notification of the change in control. A change in control means (a) a person or group acquiring securities that would entitle such person or group to elect a majority of the Board of Directors, (b) persons who are currently directors, or who are selected by those directors, ceasing to constitute a majority of the Board of Directors, or (c) the sale of all or substantially all of our assets.

  Liquidation Rights. If we dissolve, liquidate or wind-up our affairs, the holders of Series A Stock are entitled to receive, before any payment or distribution is made to the holders of common stock or any other class of preferred stock ranking junior to the Series A Stock, including the Series B Stock, out of our assets available for distribution, the stated value of $1,000 per share and all accrued and unpaid dividends to and including the date of payment to the holder. In the event our assets available for distribution to the holders of Series A Stock are insufficient to permit payment in full of all amounts owing to the holders, then all of such assets shall be distributed proportionately among the holders of the Series A Stock to the exclusion of the holders of common stock or any other class of junior preferred stock, including the Series B Stock.

  Voting. Each share of Series A Stock is entitled to a number of votes equal to 50% of the number of shares of common stock into which it is convertible. Except as required by law or as described below, the Series A Stock votes with the common stock and Series B Stock as a single voting group. We may not amend or alter the rights and preferences of the Series A Stock so as to adversely affect the Series A Stock without the consent of the holders of a majority of the outstanding Series A Stock. In addition, until October 24, 2001 we may not, without the approval of the NorthStar directors, create another series of preferred stock ranking senior to or pari passu with the Series A Stock or declare or pay dividends on the common stock.

  Board of Directors. Under a shareholders agreement, NorthStar, the initial purchaser of the Series A Stock, is entitled to board representation of not less than one-seventh of the entire Board of Directors, rounded up to the nearest whole director. NorthStar's right to designate directors terminates if NorthStar has sold any of its initial investment and its remaining shares represent less than 5% of outstanding common stock on a fully diluted basis, there is a change of control of NorthStar or NorthStar is unable to exercise independent control over its shares. Under the Designation, whenever the cash dividends have not been paid for six consecutive quarters, NorthStar may designate one director in addition to the other directors that it is entitled to designate under the shareholders agreement.

  Other Terms. NorthStar is not permitted to purchase additional voting shares of Emeritus. This restriction will terminate 18 months after the date on which NorthStar ceases to hold securities representing 5% of common stock on a fully diluted basis. If Mr. Baty contemplates selling 50% or more of the common stock he owns, NorthStar has the right to participate in the sale on a proportionate basis. NorthStar has the right to two demand registrations, which may be shelf registrations effective for one year, and unlimited piggyback registrations, subject to marketing restrictions imposed by underwriters.

   PROPOSAL FOR RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors has selected KPMG LLP, independent public accountants, to continue as our independent auditors for the fiscal year ending December 31, 2000. KPMG LLP has audited the accounts since July 28, 1995. The Board of Directors is submitting its selection of KPMG LLP to the shareholders for ratification.

  A representative of KPMG LLP is expected to be present at the annual meeting with the opportunity to make a statement, if the representative so desires, and is expected to be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THERATIFICATION OF KPMG LLP AS OUR
                         INDEPENDENT PUBLIC ACCOUNTANTS

                                 OTHER BUSINESS

  The Board of Directors does not intend to present any business at the annual meeting other than as set forth in the accompanying Notice of Annual Meeting of Shareholders, and has no present knowledge that any others intend to present business at the annual meeting. If, however, other matters requiring the vote of the shareholders properly come before the annual meeting or any adjournment or postponement thereof, the persons named in the accompanying form of proxy will have discretionary authority to vote the proxies held by them in accordance with their judgment as to such matters.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Officers and directors of the Company and persons who own more than ten percent of the Company's stock are required to report to the Securities and Exchange Commission their ownership and changes in ownership of the Company's stock. Regulations of the Commission require us to disclose to our shareholders those filings that were not made on time. Based solely on our review of copies of the reports received by us, or written representations received from reporting persons that no such forms were required for those persons, we believe that, during fiscal year 1999, our officers and directors complied with all applicable filing requirements, with the exception of three Form 3 Initial Statements of Beneficial Ownership that were inadvertently filed late by three of our executives.

                             SHAREHOLDER PROPOSALS

  Shareholder proposals intended for inclusion in the proxy materials for the Company's 2001 annual meeting of shareholders must be received in writing by
the Company not later than        , 2001.

  Such proposals should be directed to the Corporate Secretary, Emeritus Corporation, 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121.

                                 ANNUAL REPORT

  A copy of our 1999 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 1999, accompanies this proxy statement.

                            SOLICITATION OF PROXIES

  This solicitation is made on behalf of our Board of Directors. Proxies may be solicited by officers, directors, and regular supervisory and executive employees of Emeritus, none of whom will receive any additional compensation for their services. In addition, ChaseMellon Shareholder Services, LLC will help us solicit proxies for a fee of approximately $7,500, plus reasonable expenses. Solicitations of proxies may be made personally, or by mail, telephone, telegraph, facsimile, or messenger. We will pay persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding the soliciting materials to their principals. We will pay all the costs of solicitation of proxies.

                                          By order of the Board of Directors

                                          Daniel R Baty,
                                          Chairman of the Board and Chief
                                           Executive Officer

Seattle, Washington
June  , 2000

                                                                      APPENDIX A

                              EMERITUS CORPORATION

                 AMENDED AND RESTATED 1995 STOCK INCENTIVE PLAN

                               Section 1. Purpose

  The purpose of the Emeritus Corporation 1995 Stock Incentive Plan (the "Plan") is to enhance the long-term profitability and shareholder value of Emeritus Corporation, a Washington corporation (the "Company"), by offering incentives and rewards to those employees, directors, officers, consultants, agents, advisors and independent contractors of the Company and its Subsidiaries (as defined in Section 2 below) who are key to the Company's growth and success, and to encourage them to remain in the service of the Company and its Subsidiaries and to acquire and maintain stock ownership in the Company.

                             Section 2. Definitions

  For purposes of the Plan, the following terms shall be defined as set forth below:

2.1 Award

  "Award" means an award or grant made to a Participant pursuant to the Plan, including, without limitation, awards or grants of Options, Stock Appreciation Rights, Stock Awards, Other Stock-Based Awards or any combination of the foregoing (including any Dividend Equivalent Rights granted in connection with such Awards).

2.2 Board

  "Board" means the Board of Directors of the Company.

2.3 Cause

  "Cause" means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

2.4 Code

  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

2.5 Common Stock

  "Common Stock" means the common stock, par value $.01 per share, of the Company.

2.6 Corporate Transaction

  "Corporate Transaction" means any of the following events:

    (a) Approval by the holders of the Common Stock of any merger or consolidation of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Common Stock are converted into cash, securities or other property, other than a merger of the Company in which the holders of the Common Stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

    (b) Approval by the holders of the Common Stock of any sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company's assets other than a transfer of the Company's assets to a majority-owned subsidiary (as the term "subsidiary" is defined in Section 8.3 of the Plan) of the Company; or

    (c) Approval by the holders of the Common Stock of any plan or proposal for the liquidation or dissolution of the Company.

2.7 Disability

  "Disability" means "disability" as that term is defined for purposes of the Company's Group Life, Disability Income, Medical and Dental Plan or other similar successor plan applicable to salaried employees.

2.8 Dividend Equivalent Right

  "Dividend Equivalent Right" means an Award granted under Section 12 of the Plan.

2.9 Early Retirement

  "Early Retirement" means retirement as that term is defined by the Plan Administrator from time to time for purposes of the Plan.

2.10 Exchange Act

  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.11 Fair Market Value

  "Fair Market Value" means the closing price, or if there is no closing price, the mean between the high and low sale price of shares of Common Stock on the American Stock Exchange on the day the option is granted or, if no Common Stock was traded on such date, on the next succeeding day on which Common Stock is so traded.

2.12 Good Reason

  "Good Reason" means the occurrence of any of the following events or conditions:

    (a) a change in the Holder's status, title, position or responsibilities (including reporting responsibilities) that, in the Holder's reasonable judgment, represents a substantial reduction of the status, title, position or responsibilities as in effect immediately prior thereto; the assignment to the Holder of any duties or responsibilities that, in the Holder's reasonable judgment, are inconsistent with such status, title, position or responsibilities; or any removal of the Holder from or failure to reappoint or reelect the Holder to any of such positions, except in connection with the termination of the Holder's employment for Cause, for Disability or as a result of his or her death, or by the Holder other than for Good Reason;

    (b) a reduction in the Holder's annual base salary;

    (c) the Company's requiring the Holder (without the Holder's consent) to be based at any place outside a 35-mile radius of his or her place of employment prior to a Corporate Transaction, except for reasonably required travel on the Company's business that is not materially greater than such travel requirements prior to the Corporate Transaction;

    (d) the Company's failure to (i) continue in effect any material compensation or benefit plan (or the substantial equivalent thereof) in which the Holder was participating at the time of a Corporate Transaction, including, but not limited to, the Plan, or (ii) provide the Holder with compensation and benefits at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each employee benefit plan, program and practice as in effect immediately prior to the Corporate Transaction (or as in effect following the Corporate Transaction, if greater);

    (e) any material breach by the Company of any provision of the Plan; or

    (f) any purported termination of the Holder's employment or services for Cause by the Company that does not comply with the terms of the Plan.

2.13 Grant Date

  "Grant Date" means the date designated in a resolution of the Plan Administrator as the date an Award is granted. If the Plan Administrator does not designate a Grant Date in the resolution, the Grant Date shall be the date the Plan Administrator adopted the resolution.

2.14 Holder

  "Holder" means: (a) the Participant to whom an Award is granted; (b) for a Holder who has died, the personal representative of the Holder's estate, the person(s) to whom the Holder's rights under the Award have passed by will or by the applicable laws of descent and distribution, or the beneficiary designated in accordance with Section 14; or (c) the person(s) to whom an Award has been transferred in accordance with Section 14.

2.15 Incentive Stock Option
  "Incentive Stock Option" means an Option to purchase Common Stock granted under Section 7 of the Plan with the intention that it qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

2.16 Nonqualified Stock Option

  "Nonqualified Stock Option" means an Option to purchase Common Stock granted under Section 7 of the Plan other than an Incentive Stock Option.

2.17 Option

  "Option" means the right to purchase Common Stock granted under Section 7 of the Plan.

2.18 Other Stock-Based Award

  "Other Stock-Based Award" means an Award granted under Section 11 of the Plan.

2.19 Participant

  "Participant" means an individual who is a Holder of an Award or, as the context may require, any employee, director, officer, consultant, agent, advisor or independent contractor of the Company or a Subsidiary who has been designated by the Plan Administrator as eligible to participate in the Plan.

2.20 Plan Administrator

  "Plan Administrator" means any committee of the Board designated to administer the Plan under Section 3.1 of the Plan.

2.21 Restricted Stock

  "Restricted Stock" means shares of Common Stock granted under Section 10 of the Plan the rights of ownership of which are subject to restrictions prescribed by the Plan Administrator.

2.22 Retirement

  "Retirement" means retirement as of the individual's normal retirement date under a company's profit sharing, savings or other similar plan applicable to salaried employees, or as otherwise established by the Plan Administrator.

2.23 Stock Appreciation Right

  "Stock Appreciation Right" means an Award granted under Section 9 of the Plan.

2.24 Stock Award

  "Stock Award" means an Award granted under Section 10 of the Plan.

2.25 Subsidiary

  "Subsidiary," except as provided in Section 8.3 in connection with Incentive Stock Options, means any entity that is directly or indirectly controlled by the Company or in which the Company has a significant ownership interest, as determined by the Plan Administrator, and any entity that may become a direct or indirect parent of the Company.

                           Section 3. Administration

3.1 Plan Administrator

  The Plan shall be administered by a committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board (the "Plan Administrator"). If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Plan Administrator and the membership of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code and (b) "nonemployee directors" as contemplated by Rule 16b-3 under the Exchange Act. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible Participants to different committees, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

3.2 Administration and Interpretation by the Plan Administrator

  Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's officers as it so determines.

                      Section 4. Stock Subject To The Plan

4.1 Authorized Number of Shares

  Subject to adjustment from time to time as provided in Section 15.1 of the Plan, a maximum of 2,250,000 shares of Common Stock shall be available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

4.2 Individual Award Limit

  Subject to adjustment from time to time as provided in Section 15.1, not more than 300,000 shares of Common Stock may be made subject to Awards of Options or Stock Appreciation Rights under the Plan to any individual Participant in any one fiscal year of the Company, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code.

4.3 Reuse of Shares

  Any shares of Common Stock that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or payment of the Award to the extent it is exercised for or settled in shares) shall again be available for issuance in connection with future grants of Awards under the Plan. Shares that are subject to tandem Awards shall be counted only once.

                             Section 5. Eligibility

  Awards may be granted under the Plan to those officers and key employees (including directors who are also employees) of the Company and its Subsidiaries as the Plan Administrator from time to time selects. Awards may also be made to consultants and agents who provide services to the Company and its Subsidiaries.

                               Section 6. Awards

6.1 Form and Grant of Awards

  The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be made under the Plan. Such Awards may include, but are not limited to, Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Stock Awards, Other Stock-Based Awards and Dividend Equivalent Rights. Awards may be made singly, in combination or in tandem so that the settlement or payment of one automatically reduces or cancels the other. Awards may also be made in combination or in tandem with, as alternatives to, or as the payment form for, grants or rights under any other employee or compensation plan of the Company.

6.2 Acquired Company Awards

  Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other entities ("Acquired Entities") (or the parent of the Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or of stock, reorganization or liquidation (the "Acquisition Transaction"). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan

Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such Awards shall be deemed to be Participants and Holders.

                          Section 7. Awards Of Options

7.1 Grant of Options

  The Plan Administrator is authorized under the Plan, in its sole discretion, to issue Options as Incentive Stock Options or as Nonqualified Stock Options, which shall be appropriately designated.

7.2 Option Exercise Price

  The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, but shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date with respect to Incentive Stock Options and not less than 85% of the Fair Market Value of the Common Stock on the date such Option is granted with respect to Nonqualified Stock Options.

7.3 Term of Options

  The term of each Option shall be as established by the Plan Administrator or, if not so established, shall be 10 years from the Grant Date.

7.4 Exercise of Options

  The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which or the installments in which the Option shall become exercisable, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall vest and become exercisable according to the following schedule, which may be waived or modified by the Plan Administrator at any time:

      Period of Holder's Continuous Employment or
   Service With the Company or Its Subsidiaries From   Percent of Total Option That Is Vested
                 the Option Grant Date                            and Exercisable
   -------------------------------------------------   --------------------------------------
   After 1 year.......................                                  33 1/3%
   After 2 years......................                                  33 1/3%
   After 3 years......................                                  33 1/3%

  To the extent that the right to purchase shares has accrued thereunder, an Option may be exercised from time to time by written notice to the Company, in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised and accompanied by payment in full as described in Section 7.5 of the Plan. The Plan Administrator may determine at any time that an Option may not be exercised as to less than 100 shares at any one time (or the lesser number of remaining shares covered by the Option).

7.5 Payment of Exercise Price

  The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid in cash or by check, or, unless the Plan Administrator in its sole discretion determines otherwise, either at the time the Option is granted or at any time before it is exercised, a combination of cash and/or check (if any) and one or both of the following alternative forms: (a) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the

Exchange Act, by attestation) Common Stock already owned by the Holder for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price or (b) if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (i) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and
(ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board. In addition, to the extent permitted by the Plan Administrator in its sole discretion, the exercise price for shares purchased under an Option may be paid, either singly or in combination with one or more of the alternative forms of payment authorized by this Section 7.5, by (y) a full-recourse promissory note delivered pursuant to Section 16 or (z) such other consideration as the Plan Administrator may permit.

7.6 Post-Termination Exercises

  The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option will continue to be exercisable, and the terms and conditions of such exercise, if a Holder ceases to be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option will be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time.

  In case of termination of the Holder's employment or services other than by reason of death or Cause, the Option shall be exercisable, to the extent of the number of shares purchasable by the Holder at the date of such termination, only: (a) within three years after the date of termination of the Holder's employment or services if such termination is coincident with Retirement, Early Retirement at the Company's request or Disability or (b) within three months after the date of termination of the Holder's employment or services if such termination is for any reason other than Retirement, Early Retirement at the Company's request or Disability, but in no event later than the remaining term of the Option. Any Option exercisable at the time of the Holder's death may be exercised, to the extent of the number of shares purchasable by the Holder at the date of the Holder's death, by the personal representative of the Holder's estate entitled thereto at any time or from time to time within three years after the date of death, but in no event later than the remaining term of the Option. In case of termination of the Holder's employment or services for Cause, the Option shall automatically terminate upon first notification to the Holder of such termination, unless the Plan Administrator determines otherwise. If a Holder's employment or services with the Company are suspended pending an investigation of whether the Holder shall be terminated for Cause, all the Holder's rights under any Option likewise shall be suspended during the period of investigation. Any portion of an Option that is not exercisable on the date of termination of the Holder's employment or services shall terminate on such date, unless the Plan Administrator determines otherwise.

  A transfer of employment or services between or among the Company and its Subsidiaries shall not be considered a termination of employment or services. Unless the Plan Administrator determines otherwise, a leave of absence approved in accordance with Company procedures shall not be considered a termination of employment or services, except that with respect to Incentive Stock Options such leave of absence shall be subject to any requirements of Section 422 of the Code.

                 Section 8. Incentive Stock Option Limitations

  To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

8.1 Dollar Limitation

  To the extent the aggregate Fair Market Value (determined as of the Grant
Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2 10% Shareholders

  If a Participant owns 10% or more of the total voting power of all classes of the Company's stock, then the exercise price per share of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option term shall not exceed five years.

8.3 Eligible Employees

  Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options. For purposes of this Section 8.3 of the Plan, "parent corporation" and "subsidiary corporation" shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

8.4 Term

  The term of an Incentive Stock Option shall not exceed 10 years.

8.5 Exercisability

  An Option designated as an Incentive Stock Option must be exercised within three months after termination of employment for reasons other than death to qualify for Incentive Stock Option tax treatment, except that in the case of termination of employment due to Disability, such Option must be exercised within one year after such termination.

                      Section 9. Stock Appreciation Rights

9.1 Grant of Stock Appreciation Rights

  The Plan Administrator may grant a Stock Appreciation Right separately or in tandem with a related Option.

9.2 Tandem Stock Appreciation Rights

  A Stock Appreciation Right granted in tandem with a related Option will give the Holder the right to surrender to the Company all or a portion of the related Option and to receive an appreciation distribution (in shares of Common Stock or cash or any combination of shares and cash, as the Plan Administrator shall determine at any time) in an amount equal to Fair Market Value for the date the Stock Appreciation Right is exercised over the exercise price per share of the right, which shall be the same as the exercise price of the related Option. A tandem Stock Appreciation Right will have the same other terms and provisions as the related Option. Upon and to the extent a tandem Stock Appreciation Right is exercised, the related Option will terminate.

9.3 Stand-Alone Stock Appreciation Rights

  A Stock Appreciation Right granted separately and not in tandem with an Option will give the Holder the right to receive an appreciation distribution in an amount equal to the excess of the Fair Market Value for the date the Stock Appreciation Right is exercised over the per share exercise price of the right. A stand-alone Stock Appreciation Right will have such terms as the Plan Administrator may determine, except that the per share exercise price of the right must be at least equal to 85% of the Fair Market Value on the Grant Date and the term of the right, if not otherwise established by the Plan Administrator, shall be 10 years from the Grant Date.

9.4 Exercise of Stock Appreciation Rights

  Unless otherwise provided by the Plan Administrator in the instrument that evidences the Stock Appreciation Right, the provisions of Section 7.6 of the Plan relating to the termination of a Holder's employment or services shall apply equally, to the extent applicable, to the Holder of a Stock Appreciation Right.

                            Section 10. Stock Awards

10.1 Grant of Stock Awards

  The Plan Administrator is authorized to make Awards of Common Stock to Participants on such terms and conditions and subject to such restrictions, if any (whether based on performance standards, periods of service or otherwise), as the Plan Administrator shall determine, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which shares subject to Stock Awards are held during the periods they are subject to restrictions and the circumstances under which forfeiture of Restricted Stock shall occur by reason of termination of the Holder's services.

10.2 Issuance of Shares

  Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to a Stock Award, or upon the Holder's release from any terms, conditions and restrictions of a Stock Award, as determined by the Plan Administrator, the Company shall release, as soon as practicable, to the Holder or, in the case of the Holder's death, to the personal representative of the Holder's estate or as the appropriate court directs, the appropriate number of shares of Common Stock.

10.3 Waiver of Restrictions

  Notwithstanding any other provisions of the Plan, the Plan Administrator may, in its sole discretion, waive the forfeiture period and any other terms, conditions or restrictions on any Restricted Stock under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

                      Section 11. Other Stock-Based Awards

  The Plan Administrator may grant other Awards under the Plan pursuant to which shares of Common Stock (which may, but need not, be shares of Restricted Stock pursuant to Section 10 of the Plan) are or may in the future be acquired, or Awards denominated in stock units, including ones valued using measures other than market value. Such Other Stock-Based Awards may be granted alone or in addition to or in tandem with any Award of any type granted under the Plan and must be consistent with the Plan's purpose.

                     Section 12. Dividend Equivalent Rights

  Any Awards under the Plan may, in the Plan Administrator's discretion, earn Dividend Equivalent Rights. In respect of any Award that is outstanding on the dividend record date for Common Stock, the Participant may be credited with an amount equal to the cash or stock dividends or other distributions that would have been paid on the shares of Common Stock covered by such Award had such covered shares been issued and outstanding on such dividend record date. The Plan Administrator shall establish such rules and procedures governing the crediting of Dividend Equivalent Rights, including the timing, form of payment and payment contingencies of such Dividend Equivalent Rights, as it deems are appropriate or necessary.

          Section 13. Loans, Loan Guarantees And Installment Payments

  To assist a Holder (including a Holder who is an officer or director of the Company) in acquiring shares of Common Stock pursuant to an Award granted under the Plan, the Plan Administrator may authorize, either at the Grant Date or at any time before the acquisition of Common Stock pursuant to the Award, (a) the extension of a loan to the Holder by the Company, (b) the payment by the Holder of the purchase price, if any, of the Common Stock in installments, or (c) the guarantee by the Company of a loan obtained by the grantee from a third party. The terms of any loans, installment payments or guarantees, including the interest rate and terms of repayment, will be subject to the Plan Administrator's discretion. Loans, installment payments and guarantees may be granted with or without security. The maximum credit available is the purchase price, if any, of the Common Stock acquired plus the maximum federal and state income and employment tax liability that may be incurred in connection with the acquisition.

                           Section 14. Assignability

  No Option, Stock Appreciation Right, Other Stock-Based Award or Dividend Equivalent Right granted under the Plan may be assigned, pledged or transferred by the Holder other than by will or by the laws of descent and distribution, and during the Holder's lifetime, such Awards may be exercised only by the Holder or a permitted assignee or transferee of the Holder (as provided below). Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercisability and may permit a Holder of such Awards to designate a beneficiary who may exercise the Award or receive compensation under the Award after the Holder's death; provided, however than any Award so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the Award.

                            Section 15. Adjustments

15.1 Adjustment of Shares

  In the event that at any time or from time to time a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator, in its sole discretion, shall make such equitable adjustments as it shall deem appropriate in the circumstances in (i) the maximum number of and kind of securities subject to the Plan as set forth in Section 4.1 of the Plan, (ii) the maximum number and class of securities that may be made subject to Awards to any individual Participant as set forth in Section 4.2 of the Plan, and
(iii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding. Notwithstanding the foregoing, a Corporate Transaction shall not be governed by this Section 15.1 but shall be governed by Section 15.2.

15.2 Corporate Transaction

  Except as otherwise provided in the instrument that evidences the Award, in the event of any Corporate Transaction, each Option, Stock Appreciation Right or Stock Award that is at the time outstanding shall automatically accelerate so that each such Award shall, immediately prior to the specified effective date for the Corporate Transaction, become 100% vested, except that such acceleration will not occur if in the opinion of the Company's accountants it would render unavailable "pooling of interest" accounting for a Corporate Transaction that would otherwise qualify for such accounting treatment. All such Awards shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the successor corporation or its parent corporation. Any such Awards that are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall be accelerated in the event the Holder's employment or services should subsequently terminate within two years following such Corporate Transaction, unless such employment or services are terminated by the Company for Cause or by the Holder voluntarily without Good Reason. Notwithstanding the foregoing, no Incentive Stock Option shall become exercisable pursuant to this Section 15.2 without the Holder's consent, if the result would be to cause such Option not to be treated as an Incentive Stock Option (whether by reason of the annual limitation described in Section 8.1 of the Plan or otherwise).

15.3 Further Adjustment of Awards

  Subject to Section 15.2 the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, payment or settlement or lifting restrictions, differing methods for calculating payments or settlements, alternate forms and amounts of payments and settlements, and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

15.4 Limitations

  The grant of Awards will in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                        Section 16. Withholding Of Taxes

  The Company may require the Holder to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant, exercise, payment or settlement of any Award. In such instances, the Plan Administrator may, in its discretion and subject to the Plan and applicable law, permit the Holder to satisfy withholding obligations, in whole or in part, by paying cash, by electing to have the Company withhold shares of Common Stock or by transferring shares of Common Stock to the Company, in such amounts as are equivalent to the Fair Market Value of the withholding obligation.

                 Section 17. Amendment And Termination Of Plan

17.1 Amendment of Plan

  The Plan may be amended by the shareholders of the Company. The Board may also amend the Plan in such respects as it shall deem advisable; however, to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, shareholder approval will be required for any amendment that will (a) increase the total number of shares as to which Options may be granted or that may be used in payment of Stock Appreciation Rights, Other Stock-Based Awards or Dividend Equivalent Rights under the Plan or that may be issued as Restricted Stock, (b) materially modify the class of persons eligible to receive Awards, (c) materially increase the benefits accruing to Participants under the Plan, or (d) otherwise require shareholder approval under any applicable law or regulation.

17.2 Termination of Plan

  The shareholders or the Board may suspend or terminate the Plan at any time. The Plan will have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than 10 years after the Plan's effective date.

17.3 Consent of Holder

  The amendment or termination of the Plan shall not, without the consent of the Holder of any Award under the Plan, alter or impair any rights or obligations under any Award theretofore granted under the Plan.

                              Section 18. General

18.1 Notification

  The Plan Administrator shall promptly notify a Participant of an Award, and a written grant shall promptly be executed and delivered by or on behalf of the Company.

18.2 Continued Employment or Services; Rights in Awards

  Neither the Plan, participation in the Plan as a Participant nor any action of the Plan Administrator taken under the Plan shall be construed as giving any Participant or employee of the Company any right to be retained in the employ of the Company or limit the Company's right to terminate the employment or services of the Participant or employee.

18.3 Registration

  The Company shall be under no obligation to any Participant to register for offering or resale under the Securities Act of 1933, as amended, or register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

18.4 No Rights as a Shareholder

  No Option, Stock Appreciation Right or Other Stock-Based Award shall entitle the Holder to any dividend (except to the extent provided in an Award of Dividend Equivalent Rights), voting or other right of a shareholder unless and until the date of issuance under the Plan of the shares that are the subject of such Awards, free of all applicable restrictions.

18.5 Compliance With Laws and Regulations

  It is the Company's intention that, so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, the Plan shall comply in all respects with Rule 16b-3 under the Exchange Act, and, if any Plan provision is later found not to be in compliance with such Rule, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. Notwithstanding anything in the Plan to the contrary, the Board, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

18.6 No Trust or Fund

  The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

18.7 Severability

  If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

                           Section 19. Effective Date

  The Plan's effective date is the date on which it is adopted by the Board, so long as it is approved by the Company's shareholders at any time within 12 months of such adoption.

Adopted by the Board on September 26, 1995 and approved by the Company's shareholders on September 28, 1995. Amended and restated by the Board on April 7, 1998. Amendments to Sections 4.1 and 4.2 of the Plan approved by the Company's shareholders on May 20, 1998.

                                                                      APPENDIX B

                                  DESIGNATION
                           OF RIGHTS AND PREFERENCES
                                       OF
                      SERIES B CONVERTIBLE PREFERRED STOCK
                                       OF
                              EMERITUS CORPORATION

  A series of Preferred Stock of Emeritus Corporation (the "Company") is hereby designated with the rights, preferences, privileges and limitations set forth below.

  1. Designation and Amount.

  The shares of such series shall be designated "Series B Convertible Preferred Stock" (the "Series B Preferred Stock"), $.0001 par value, with a stated value of $1,000 per share and the number of shares constituting the Series B Preferred Stock shall be 70,000.

  The Company shall from time to time in accordance with the laws of the state of Washington increase the authorized amount of the Series B Preferred Stock if at any time the number of shares of Series B Preferred Stock remaining unissued and available for issuance shall not be sufficient to permit the payment of Series B Preferred Stock dividends in accordance with Section 2 hereof.

  The Series B Preferred Stock shall rank junior to the Company's Series A Convertible Exchangeable Redeemable Preferred Stock (the "Series A Preferred Stock") as provided herein.

  2. Dividends.

    (a) Initial Rate and Payment. Subject to the rights of the holders of the Series A Preferred Stock or any other holders of outstanding shares of preferred stock having a preferential right to dividends ranking superior to the rights of the holders of record of shares of Series B Preferred Stock, the holders of record of shares of the Series B Preferred Stock, when and as declared by the Board of Directors out of any assets legally available therefor, shall be entitled to receive cumulative dividends at the rate per annum and per share equal to the Initial Accrual Rate (as defined below) times the stated value per share of the Series B Preferred Stock. Such dividends shall be payable quarterly in arrears on January 1, April 1, July 1 and October 1 of each year ("Dividend Payment Dates") commencing April 1, 2000, until the earlier to occur of (i) the date of any conversion or redemption of the Series B Preferred Stock (but only with respect to those shares of Series B Preferred Stock so converted or redeemed) or (ii) January 1, 2004 (the "First Adjustment Date"). For purposes of this Section 2, "Initial Accrual Rate" shall mean 6.0% per annum, of which 2.0% per annum shall be payable in cash and 4.0% per annum shall be payable by the issuance of shares of Series B Preferred Stock at a rate of .001 shares per $1.00 of such dividend.

    (b) Final Rate and Payment. Commencing on January 1, 2004 and until the date of any conversion or redemption of the Series B Preferred Stock (but only with respect to those shares of Series B Preferred Stock so converted or redeemed), the holders of record of shares of the Series B Preferred Stock, when and as declared by the Board of Directors out of any assets legally available therefor, shall be entitled to receive cumulative dividends at the rate per annum and per share equal to the Final Accrual Rate (as defined below) times the stated value per share of the Series B Preferred Stock. Such dividends shall be payable quarterly in arrears on Dividend Payment Dates, commencing April 1, 2004. For purposes of this
  Section 2, "Final Accrual Rate" shall mean 7.0% per annum, of which 3.0% per annum shall be payable in cash and 4.0% per annum shall be payable by the issuance of shares of Series B Preferred Stock at a rate of .001 shares per $1.00 of such dividend.

    (c) Increase in Accrual Rate. Dividends on outstanding Series B Preferred Stock shall accrue from the date of original issuance of such Series B Preferred Stock. If the holders of record of shares of the Series B Preferred Stock do not receive on a Dividend Payment Date the full dividends provided for above, (i) such dividends shall cumulate, whether or not earned or declared, and (ii) for the period from the first issuance of the Series B Preferred Stock until December 31, 2006, whenever, at any time or times, the cash dividend portion of the Initial Accrual Rate or the Final Accrual Rate, as the case may be, for any quarter shall not be paid, the cumulating dividend rate of the cash portion of the Initial Accrual Rate or Final Accrual Rate, as the case may be, shall be increased to 7.0% per annum and shall be payable entirely in cash, commencing at the time such cash dividend was due and payable and ending when the unpaid cash dividends have been paid or January 1, 2007, whichever first occurs. The amount of any dividends "accrued" on any share of the Series B Preferred Stock at any date shall be calculated as the amount of any unpaid dividends accumulated to and including the date as of which the calculation is made, whether or not earned or declared. In lieu of issuing fractional shares in connection with the payment of dividends in additional shares of Series B Preferred Stock, the Company, at its option, may round any such fractional share up to the next whole share of Series B Preferred Stock or pay cash in the amount equal to the portion of the dividend attributable to such fractional share.

    (e) Restricted Payments; Dividend Arrearages. So long as any of the shares of Series B Preferred Stock are outstanding, no dividends shall be paid or declared, nor any distribution be made, on the Company's Common Stock, par value $.0001 per share ("Common Stock"), nor shall any shares of Common Stock, or any other security junior to the Series B Preferred Stock, be acquired by the Company for consideration other than consideration constituting capital stock of the Company, unless all dividends then payable on the Series B Preferred Stock shall have been paid or declared and payment thereof provided for.

  3. Liquidation Rights.

    (a) Subject to the rights of the holders of the Series A Preferred Stock or any other holders of outstanding shares of preferred stock having a preferential right to dividends ranking superior to the rights of the holders of record of shares of Series B Preferred Stock, in the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary (a "Liquidation"), the holders of the Series B Preferred Stock shall be entitled to receive a preferential amount equal to $1,000 for each share of Series B Preferred Stock then held by them (subject to adjustment in the event of any stock dividend, stock split, stock distribution or combination with respect to such shares) (the "Liquidation Preference") plus an amount equal to any accrued but unpaid dividends, prior and in preference to any such distribution to the holders of the Common Stock or any other class or series of the Company's capital stock ranking junior as to liquidation rights to the Series B Preferred Stock; provided, however, that such rights shall accrue to the holders of Series B Preferred Stock only in the event that the Company's payments with respect to the liquidation preferences of the holders of the Series A Preferred Stock and the holders of any other capital stock of the Company, if any, ranking senior as to liquidation rights to the Series B Preferred Stock are fully met. Upon receipt of payment of the Liquidation Preference, plus an amount equal to any accrued unpaid dividends as set forth in the preceding sentence, the holders of the Series B Preferred Stock shall have no further rights to participate in any remaining assets of the Company. If upon the occurrence of a Liquidation the assets and funds thus distributed among the holders of the Series B Preferred Stock and the holders of any preferred stock ranking pari passu with the Series B Preferred Stock shall be insufficient to permit the payment to such holders of the full preferential amount to which such holders are entitled, then the entire assets of the Company legally available for distribution shall be distributed among the holders of the Series B Preferred Stock and the holders of any preferred stock ranking pari passu with the Series B Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive.

    (b) A reorganization, consolidation or merger of the Company with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Company, shall not be deemed to be a liquidation, dissolution or winding up within the meaning of this Section 3.

  4. Redemption.

    (a) Optional Redemption.

      (i) At any time on or after January 10, 2003, the Company may redeem in whole, but not in part, the Series B Preferred Stock then outstanding, if the Sale Price (as defined below) of the Common Stock in its principal trading market is at least 175% of the then effective Conversion Price (as defined below) in effect for 30 consecutive Trading Days ending not more than ten Trading Days prior to the date the notice of redemption is mailed at the redemption price per share equal to 100% of the Liquidation Preference, together with any accrued and unpaid dividends on such shares. The Company shall effect each such redemption pro rata according to the number of shares of Series B Preferred Stock held by each holder thereof.

      (ii) For purposes of this statement of designation, the date of any redemption pursuant to subsection 4(a)(i) is hereinafter referred to as the "Redemption Date." For purposes of this statement of designation, "Trading Day" means a day on which the principal national securities exchange on which the Common Stock is listed is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, a day on which any New York Stock Exchange member firm is open for the transaction of business; the "Sale Price" of Common Stock shall be the reported closing price of the Common Stock on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last reported sale price of the Common Stock on the National Association of Securities Dealers Automated Quotation System ("Nasdaq"), or, in the case no such sale price is so reported on such day, the closing bid price quotation therefor on the Nasdaq, or, in case no such quotation is available, the price determined in the good faith judgment of the Board of Directors of the Company (irrespective of the accounting treatment thereof).

    (b) Redemption Procedures.

      (i) For purposes of this statement of designation, the applicable redemption price per share at a Redemption Date is hereinafter referred to as the "Redemption Price." At least 20 but not more than 60 days prior to any Redemption Date, written notice shall be mailed, first class, postage prepaid, to each holder of record of Series B Preferred Stock to be redeemed, at his or its post office address last shown on the records of the Company, notifying such holder of the number of shares so to be redeemed, calling upon such holder to surrender to the Company, in the manner and at the place designated, its certificate or certificates representing the shares to be redeemed (such notice is hereinafter referred to as the "Redemption Notice") and stating the Redemption Price for such shares to be redeemed. On or prior to each Redemption Date, each holder of Series B Preferred Stock to be redeemed shall surrender its certificate or certificates representing such shares to the Company, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares, shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of the Series B Preferred Stock designated for redemption in the Redemption Notice as holders of Series B Preferred Stock of the Company (except the right to receive the Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Company or be deemed to be outstanding for any purpose whatsoever.

      (ii) Neither failure to mail a Redemption Notice, nor any defect therein or in the mailing thereof, to any particular holder shall affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to any other holder. Any Redemption Notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

      (iii) If the Redemption Notice has been given pursuant to this
    Section 4 and any holder of shares of Series B Preferred Stock to be redeemed shall, prior to the close of business on the Redemption Date, give written notice to the Company pursuant to Section 7(c) of the conversion or any or all of the shares to be redeemed held by the holder, then the redemption shall not become effective as to the shares to be converted and the conversion shall become effective as provided in Section 7(c), whereupon any funds deposited by the Company, or on its behalf, with a paying agent or segregated and held in trust by the Company for the redemption of such shares shall (subject to any right of the holder of such shares to receive the dividend payable thereon as provided in Section 7 below) immediately upon such conversion be returned to the Company or, if then held in trust by the Company, shall be discharged from the trust.

    (c) No other Permitted Redemptions; No Defaults; Retirement.

      (i) Except as expressly provided in paragraph (a) of this Section 4, the Company shall have no right to redeem the shares of Series B Preferred Stock.

      (ii) No redemption shall be effected pursuant to this Section 4 if the effect of same would be to cause an event of default (or which, with notice, lapse of time or both would constitute an event of default) under the terms of any Indebtedness of the Company. For purposes of this statement of designation, "Indebtedness" of the Company as of any date shall mean and include all material recourse indebtedness for money borrowed of the Company or evidenced by notes, bonds, debentures or similar evidences of indebtedness of the Company.

  5. Voting Rights.

    (a) Each issued and outstanding share of Series B Preferred Stock shall be entitled to receive notice of each meeting of the shareholders of the Company and at each such meeting shall be entitled to the number of votes equal to (i) $1,000, divided by (ii) the then effective Conversion Price with respect to any and all matters presented to the shareholders of the Company for their action or consideration. Except as provided by law or by the provisions of subsection (b) below, holders of Series B Preferred Stock shall vote together with the holders of Common Stock as a single voting group.

    (b) (i) Whenever, at any time or times, cash dividends shall be in arrears in an amount equal to six full consecutive quarterly dividends, the holders of the outstanding Series B Preferred Stock shall have the exclusive right, voting separately as a class, to elect one director of the Company at any meeting of shareholders of the Company called for the purpose of electing directors. Upon the vesting of such right of the holders of the Series B Preferred Stock, any applicable number of directors of the Company set forth in the Restated Articles of Incorporation or Restated Bylaws of the Company, as determined pursuant thereto, shall automatically be increased by one and the vacancy so created shall be filled immediately by vote of the holders of a majority of the outstanding Series B Preferred Stock as hereinabove set forth. Such right of the holders of the Series B Preferred Stock, voting separately as a class, to elect one member of the Board of Directors of the Company as aforesaid shall continue until such time as all cash dividends accumulated on the Series B Preferred Stock shall have been paid in full, at which time such right shall terminate, subject to revesting in the event of each and every subsequent default of the character above mentioned.

    (ii) Upon any termination of the right of the holders of the Series B Preferred Stock as a class to vote for directors as herein provided, the term of office of any director then in office elected by the holders of Series B Preferred Stock voting pursuant to this Section 5 as a class shall terminate immediately.

    (iii) If the office of any director elected by the holders of the Series B Preferred Stock voting as a class becomes vacant by reason of death, resignation, retirement, disqualification, removal from office or otherwise, the holders of the Series B Preferred Stock voting separately as a class may elect a successor who shall hold office for the unexpired term in respect of which such vacancy occurred. Whenever the term of office of the Director elected by the holders of the Series B Preferred Stock voting as a class shall end and the special voting powers vested in the holders of the Series B Preferred Stock as herein provided shall have expired, the number of directors shall be such a number as may be provided for in the Restated Articles of Incorporation or Restated Bylaws of the Company, or determined pursuant thereto, irrespective of any increase made pursuant to the foregoing provisions.

    (c) The Company shall not amend, alter or repeal the preferences, including by way of any merger or consolidation, special rights or other powers of the Series B Preferred Stock so as to affect adversely the Series B Preferred Stock, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding aggregate number of shares of Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a voting group.

    (d) Notwithstanding the foregoing clause (c), the Company shall not increase the number of authorized shares of preferred stock or create another series of the preferred stock, in each case ranking prior to or pari passu with the Series B Preferred Stock as to dividends or as to distribution of assets, without the written consent or affirmative vote of the holders of at least 75% of the then outstanding aggregate number of shares of Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a voting group.

  6. Conversion. The holders of the Series B Preferred Stock shall have conversion rights as follows (the "Series B Conversion Rights"):

    (a) Optional Conversion. Each share of Series B Preferred Stock may be converted at any time, and from time to time, at the option of the holder thereof, in the manner hereinafter provided, into such number of shares of fully-paid and nonassessable shares of Common Stock as shall equal (i) the Liquidation Preference per share of Series B Preferred Stock divided by
  (ii) the then effective Series B Conversion Price (as defined below); provided, however, that upon any redemption of any Series B Preferred Stock or any liquidation of the Company, the right of conversion, if not sooner exercised, shall terminate at the close of business on the business day preceding the date fixed for such redemption or for the payment of any amounts distributable on liquidation to the holders of Series B Preferred Stock.

    (b) Conversion Price. The initial conversion price (the "Series B Conversion Price") shall be equal to $7.22 per share, subject to adjustment as provided in Section 7.

    (c) Conversion Mechanics.

      (i) In order to exercise the conversion privilege, the holder of any Series B Preferred Stock to be converted shall surrender his or its certificate or certificates therefor to the principal office of the transfer agent for the Series B Preferred Stock (or if no transfer agent is at the time appointed, then the Company at its principal office), and shall give written notice to the Company at such office that the holder elects to convert the Series B Preferred Stock represented by such certificates, or any number thereof. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued, subject to any restriction on transfer relating to shares of the Series B Preferred Stock or shares of Common Stock upon conversion thereof. If so required by the Company, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Company, duly authorized in writing. The "Conversion Date" for any such conversion shall be the date of receipt by the transfer agent (or by the Company if the Company serves as its own transfer agent) of the certificates and notice of conversion. As soon as practicable after receipt of such notice and the surrender of the certificate or certificates for Series B Preferred Stock as aforesaid, the Company shall cause to be issued and delivered at such office to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in paragraph (ii) of this Section 6(c) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

      (ii) The Company shall not issue fractions of shares of Common Stock upon conversion of Series B Preferred Stock or scrip in lieu thereof. If any fraction of a share of Common Stock would, except for the provisions of this paragraph (ii), be issuable upon conversion of any Series B Preferred Stock, the Company shall in lieu thereof pay to the person entitled thereto an amount in cash equal to the current value of such fraction, calculated to the nearest one-thousandth (1/1000) of a share, to be computed (1) if the Common Stock is listed on any national securities exchange on the basis of the last closing price of the Common Stock on such exchange (or the quoted closing bid price if there shall have been no sales) on the Conversion Date, or (2) if the Common Stock shall not be listed, on the basis of the last reported sale price of the Common Stock as reported by Nasdaq, or its successor, on the Conversion Date and if there is not such a last reported sale price, on the basis of the fair market value per share as determined by the Board of Directors of the Company.

      (iii) The Company shall at all times when the Series B Preferred Stock shall be outstanding reserve and keep available out of its authorized but unissued stock, for the purposes of effecting the conversion of the Series B Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series B Preferred Stock.

      (iv) All shares of Series B Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices, to vote and to receive accrued and unpaid dividends, shall forthwith cease and terminate except only the right of the holder thereof to receive shares of Common Stock in exchange therefor.

  7. Anti-dilution Provisions. The Series B Conversion Price shall be subject to adjustment from time to time as follows:

    (a) Issuances of Additional Stock.

      (i) If the Company shall issue any Additional Stock (as defined below) without consideration or for a consideration per share less than the Series B Conversion Price in effect immediately prior to the issuance of such Additional Stock, the Series B Conversion Price upon such issuance (except as otherwise provided in this Section 7(a) shall be adjusted (unless such adjustment is waived by written agreement of the holders of a majority of the outstanding shares of Series B Preferred Stock), to a price equal to the quotient obtained by dividing the total computed under clause (A) below by the total computed under clause (B) below as follows:

        (A) an amount equal to the sum of (1) the result obtained by multiplying the number of shares of Common Stock deemed outstanding immediately prior to such issuance (which shall include the actual number of shares outstanding plus all shares issuable upon the conversion or exercise of all outstanding convertible securities, warrants and options) by the Series B Conversion Price then in effect, and (2) the aggregate consideration, if any, received by the Company upon the issuance of such Additional Stock;

        (B) the number of shares of Common Stock of the Company outstanding immediately after such issuance (including the shares deemed outstanding as provided above).

      (ii) No adjustment of the Series B Conversion Price shall be made in an amount less than $.01 per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be taken into account in any subsequent adjustment made to the Series B Conversion Price. Except as provided in subsections 7(a)(v)(C) and (D) below, no adjustment of the Series B Conversion Price shall have the effect of increasing the Series B Conversion Price above the Series B Conversion Price in effect immediately prior to such adjustment.

      (iii) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with its issuance and sale.

      (iv) In the case of the issuance of Common Stock for consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be its fair value as determined by the Board irrespective of any accounting treatment.

      (v) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities (which options, rights, convertible or exchangeable securities are not excluded from the definition of Additional Stock), the following provisions shall apply:

        (A) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued for a consideration equal to the consideration (determined in the manner provided in Sections 7(a)(iii) and (iv) above) received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby, but no further adjustment to the Series B Conversion Price shall be made for the actual issuance of Common Stock upon the exercise of such options or rights in accordance with their terms;

        (B) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued for a consideration equal to the consideration received by the Company for any such securities and related options or rights, plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections 7(a)(iii) and (iv) above), but no further adjustment to the Series B Conversion Price shall be made for the actual issuance of Common Stock upon the conversion or exchange of such securities in accordance with their terms;

        (C) if such options, rights or convertible or exchangeable securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Series B Conversion Price computed upon the original issue thereof, and any subsequent adjustments based thereon, shall, upon such increase or decrease becoming effective, be recomputed to reflect such increase or decrease with respect to such options, rights and securities not already exercised, converted or exchanged prior to such increase or decrease becoming effective, but no further adjustment to the Series B Conversion Price shall be made for the actual issuance of Common Stock upon the exercise of any such options or rights or the conversion or exchange of such securities in accordance with their terms;

        (D) upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Series B Conversion Price shall promptly be readjusted to such Series B Conversion Price as would have been obtained had the adjustment which was made upon the issuance of such options, rights or securities or options or rights related to such securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities; and

        (E) if any such options or rights shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such options or rights by the parties thereto, such options or rights shall be deemed to have been issued for such consideration as determined in good faith by the Board.

      (vi) "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to Section 7(a)(v)) by the Company after December 10, 1999 other than

        (A) Common Stock issued pursuant to a transaction described in
      Section 7(b) or (c);

        (B) up to 600,000 shares in the aggregate of Common Stock and options or warrants therefor, issued (i) to directors, officers, employees or consultants of the Company pursuant to a stock option, stock purchase or other equity incentive plan or agreement approved by the Board of Directors of the Company, (ii) upon the repricing of options pursuant to a plan to reprice such stock options, stock purchase or other equity incentive plans or agreements where such repricing has been approved by the Board of Directors of the Company, (iii) to financial institutions or lessors in connection with commercial credit arrangements, real property or other financing arrangements or similar transactions approved by the Board of Directors, and (iv) to vendors or suppliers of the Company pursuant to an agreement approved by the Board of Directors of the Company;

        (C) Common Stock issued or issuable upon conversion of Series A Preferred Stock or Series B Preferred Stock;

        (D) Common Stock issuable upon commitments to issue Common Stock outstanding on December 30, 1999; and

        (E) Such additional securities that are designated as excluded from the definition of Additional Stock by the written consent of holders of a majority of the outstanding Series B Preferred Stock;

    (b) Stock Dividends. In case shares of Common Stock are issued after the Initial Issuance Date as a dividend or other distribution on any class of capital stock of the Company, the Conversion Price shall be reduced by multiplying the Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution.

    (c) Subdivisions and Combinations. In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock or combined into a smaller number of shares of Common Stock, the Conversion Price shall be reduced (in the event of a subdivision) or increased (in the event of a combination), by multiplying the Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date immediately preceding the effective date of such subdivision or combination and the denominator shall be the number of shares of Common Stock outstanding immediately after such subdivision or combination becomes effective.

    (d) Extraordinary Dividends, etc. In case the Company distributes, as dividends or otherwise, to any holders of its capital stock evidences of its indebtedness or assets (excluding any dividend or distribution which is permitted by Section 2 hereof and excluding regular quarterly cash dividends on the Common Stock not in excess of 5% of the Conversion Price as adjusted from time to time per share per annum), the Conversion Price shall be reduced, effective immediately after the record date for the determination of shareholders entitled to receive such distribution, by multiplying the Conversion Price by a fraction of which the numerator shall be (x) the Fair Market Value per share of the Common Stock less (y) the Fair Market Value of such distribution, and the denominator shall be the Fair Market Value per share of the Common Stock.

As used in this Section 7, "Fair Market Value" means:

      (i) in the case of securities for which a public market exists, the average, computed over the 30 trading days preceding the date as of which valuation is required, of (A) each day's closing price for such securities as reported by the principal national securities exchange on which such securities are listed, (B) if such securities are not traded on a national securities exchange, each day's mean of the closing bid and ask prices for such securities as reported by the Nasdaq National Market System, (C) if such securities are not traded over such exchange or System, each day's mean of the closing bid and ask prices for such securities as reported by Nasdaq, and (D) if such securities are not traded on any such exchange or System or reported by Nasdaq, each day's mean of the closing bid and ask prices as reported by the National Quotation Bureau; and

      (ii) in the case of securities for which no public market exists and in all other cases, as determined in the good faith judgment of the Board of Directors of the Company (irrespective of the accounting treatment thereof).

    (e) Reorganization, Reclassification, Merger and Consolidation. In case of any capital reorganization or any reclassification of the capital stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock) or in case of the consolidation or merger of the Company with another corporation or the sale of all or substantially all of the assets of the Company, each share of Series B Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such consolidation or merger, as the case may be, to which the Common Stock deliverable upon conversion of such share of Series B Preferred Stock would have been entitled upon such capital reorganization, reclassification of capital stock, consolidation or merger or sale of assets; and, in any such case, appropriate adjustments (as determined by the Board of Directors of the Company) shall be made consistent with the application of the provisions herein set forth with respect to rights and interests thereafter of the holders of the Series B Preferred Stock, to the end that the provisions set forth herein (including the specified change in and other adjustments of the Conversion Price) shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter deliverable upon the conversion of the Series B Preferred Stock.

    (f) Notice of Adjustments. Whenever the Conversion Price is adjusted as provided in this Section 7, the Company shall forthwith file with the transfer agent for the Common Stock a statement signed by the chief financial officer for the Company stating that the Conversion Price shall be the price as adjusted pursuant to Section 7. Such statement shall include a statement of the then current total amount of Fully Diluted Common Shares and the total amount of Fully Diluted Common Shares issued after the Closing Date. Whenever the Conversion Price is so adjusted, the Company shall cause written notice thereof to be mailed to the holders of record of the outstanding Series B Preferred Stock within 20 days of such adjustment.

    (g) Notice of Events. In case:

      (i) the Company shall declare any dividend payable in stock upon its Common Stock or make any distribution (other than cash dividends or distributions) to the holders of its Common Stock;

      (ii) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other rights;

      (iii) of any capital reorganization or reclassification of the capital stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required or of the sale of all or substantially all of the assets of the Company; or

      (iv) of the Liquidation or voluntary or involuntary dissolution of the Company, then, and in any one of said cases, the Company shall cause at least ten days' prior notice to be mailed to the holders of record of the outstanding Series B Preferred Stock as of the date on which the books of the Company shall close, or a record be taken for such stock dividend, distribution or subscription rights or the date on which such reorganization, reclassification, consolidation, merger, sale, Liquidation or dissolution is expected to become effective. Such notice shall also specify the date as of which holders of Common Stock of record shall participate in said dividend, distribution or subscription rights, or the date as of which it is expected that holders of capital stock shall be entitled to exchange their shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, Liquidation or dissolution.

    (h) If, as a result of an adjustment to the Conversion Price in accordance with Section 7 the Series B Conversion Price is less than $6.0625 per share (the "Triggering Adjustment"), the Company shall:

      (i) with respect to up to 2,070,072 shares of Common Stock, issue up to such number of shares in the event holders elect to convert the Series B Preferred Stock;

      (ii) with respect to shares in excess of 2,070,072 shares of Common Stock (such excess shares being referred to herein as the ("Additional Shares"), obtain either

        (A) written confirmation from the American Stock Exchange ("Exchange Confirmation") that the approval of the shareholders of the Company is not required under American Stock Exchange Rule 713 (or any successor rule) prior to the issuance of any of the Additional Shares (or if the Common Stock is not then listed on the American Stock Exchange, such written confirmation shall be obtained from the principal market on which the Common Stock is then listed for trading) and a copy of such Exchange Confirmation shall be delivered to the holders by the Company, or

        (B) shareholder approval for the issuance of the Additional Shares (the "Shareholder Approval") as required by American Stock Exchange Rule 713 (or any successor rule), or

        (C) if the Common Stock is not listed on the American Stock Exchange or other national securities exchange or trading market, a written opinion of counsel experienced in securities law matters to the effect that shareholder approval is not required prior to the issuance of the Additional Shares upon conversion of the Series B Preferred Stock (the "Opinion").

    (i) The Company will use its reasonable best efforts to obtain shareholder approval for the issuance of the Additional Shares at its next regularly scheduled annual meeting of shareholders. In the alternative, if such Shareholder Approval is not obtained or if the Exchange Confirmation or Opinion, as the case may be, is not obtained within 180 days following the Triggering Adjustment, then following such 180 day period,

      (i) the Initial Accrual rate or the Final Accrual Rate, as the case may be, shall be increased to 12% and 14% per annum, as the case may be, the amount of such increase to be payable in cash, and

      (ii) the holders of the Series B Preferred Stock shall have the option to require the company to repurchase all or a portion of the Series B Preferred Stock, at a price equal to the Liquidation Preference, with dividends calculated at the accrual rate determined from the date following the expiration of the 60-day period referred to above in accordance with paragraph (i)(i). The option to have the Series B Preferred Stock repurchased pursuant to this paragraph (i)(ii) may be exercised by a holder by executing and delivering to the Company a notice substantially in the form attached to the Series B Preferred Stock certificate. The repurchase date for shares to be repurchased shall be the 10th day following the date on which shares of Series B Preferred Stock are delivered to the Company for repurchase pursuant to this paragraph (i)(ii).

    (j) Notwithstanding the provisions of paragraph (i), if the Company obtains the Exchange Confirmation, Shareholder Approval or Opinion contemplated by paragraph (a)(ii) and the Series B Preferred Stock remains outstanding and no conversion requiring the issuance of any of the Additional Shares has been requested, the Initial Accrual Rate or the Final Accrual Rate, as the case may be, shall be reduced to the respective rates set forth in Section 2 and the right of the holders to require the Company to repurchase the Series B Preferred Stock set forth in paragraph (i)(ii) shall cease, in each case immediately upon delivery of the Exchange Approval or Opinion to the holders or upon the Shareholder Approval being obtained and written notice thereof being given to the holders, as the case may be.

    (k) At the election of the holders of the Series B Preferred Stock, the remedies provided in paragraph (i) upon the occurrence of a Triggering Adjustment may be waived at any time. In the event of such a waiver, the Series B Conversion Price shall not be the price per share giving rise to the Triggering Adjustment, but shall instead be a price of not less than $6.0625 per share and the restriction on the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock set forth in paragraph (a)(i) shall not apply. Waiver of the remedies set forth in paragraph (b) may be made by the holders by executing and delivering to the Company a waiver and notice of election to convert all of the Series B Preferred Stock substantially in the forms attached to the Series B Preferred Stock certificate.

  8. Special Right of Redemption Upon Change in Control.

    (a) If a Change in Control (as defined below) should occur with respect to the Company, each holder of shares of the Series B Preferred Stock shall have the right, at the holder's option, for a period of 45 days after the mailing of a notice by the Company that a Change in Control has occurred, to require the Company to repurchase all, or any portion, of such holder's shares of the Series B Preferred Stock for a price per share equal to 100% of the Liquidation Preference thereof (the "Repurchase Price").

    (b) If a Change in Control shall occur, then, as soon as practicable and in any event within 30 days after the occurrence of such Change in Control, the Company shall mail to each registered holder of a share of Series B Preferred Stock a notice setting forth details regarding the special right of the holders to have their shares of Series B Preferred Stock repurchased as a result of such Change in Control (the "Special Right Notice"). A holder of a share of Series B Preferred Stock must exercise such repurchase right within the 45 day period after the mailing of the Special Right Notice by the Company or such special right shall expire. The repurchase date for shares so repurchased shall be the 45th day after the mailing of the Special Right Notice. Exercise of such repurchase right shall be irrevocable and no dividend on the shares of Series B Preferred Stock tendered for repurchase shall accrue from and after the repurchase date.

    (c) The Special Right Notice shall state: (i) the event constituting the Change in Control, (ii) the last date upon which holders may submit shares of Series B Preferred Stock for repurchase, (iii) the Repurchase Price,
  (iv) the Conversion Price then in effect under Section 6 and the continuing conversion rights, if any, under Section 6, (v) the name and address of any paying agent and conversion agent, (vi) that exercise of such conversion right shall be irrevocable and no dividends on shares of Series B Preferred Stock tendered for conversion shall accrue from and after the conversion date, and (vii) that the consideration to be received shall be delivered within five business days after the last date upon which holders may submit Series B Preferred Stock for conversion.

    (d) As used herein, a "Change in Control," means (i) the acquisition by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act") (including, without limitation for this purpose, Daniel R. Baty or any person or entity controlled by Daniel R. Baty) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of securities that would entitle such person, entity or group to appoint or elect a majority of the Board of Directors of the Company; or (ii) individuals, who, as of the initial Issuance Date, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Initial Issuance Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be, for purposes of this definition, considered as though such person were a member of the Incumbent Board; or (iii) the sale of all or substantially all of the assets of the Company which does not also result in the continued operation or management of such assets by the Company.

  9. No Reissuance of Series B Preferred Stock.

  All shares of Series B Preferred Stock acquired by the Company by reason of redemption, exchange, conversion, purchase or otherwise shall be retired as Series B Preferred Stock (and the number of authorized shares of Series B Preferred Stock shall be decreased to reflect such retirement) and the retired shares shall resume the status which they had prior to the adoption of this resolution fixing the number of shares of Series B Preferred Stock.

                                                                      APPENDIX C

                            SHAREHOLDERS' AGREEMENT

  SHAREHOLDERS' AGREEMENT, dated as of December 30, 1999 (the "Agreement"), by and among Emeritus Corporation, a Washington corporation (the "Company"), Daniel R. Baty and B.F., Limited Partnership (collectively, "Baty"), Saratoga Partners IV, L.P., a Delaware limited partnership ("Saratoga") and certain other investors who will become a party to this Agreement by execution of the Joinder Agreement attached hereto as Exhibit A (the "Saratoga Co-Investors" and, together with Saratoga and all successors and assignees by Saratoga pursuant to Section 5.4, the "Saratoga Group").

                                   RECITALS:

  A. The Company and Saratoga are parties to a Series B Preferred Stock Purchase Agreement, dated as of December 10, 1999, between the Company, as seller, and Saratoga, as purchaser (the "Purchase Agreement"), pursuant to which the Company is issuing and Saratoga is acquiring 40,000 shares of the Company's Series B Convertible Preferred Stock, par value $.0001 per share (the "Series B Preferred Stock").

  B. The parties hereto desire to provide for, among other things, certain matters relating to the management of the Company, the ownership and transfer of the Series B Preferred Stock and the rights and remedies of Saratoga.

                                   AGREEMENT:

  The parties agree as follows:

                                   Article I

                                  Definitions

  Definitions. The following terms, as used herein, have the following meanings:

  "Affiliate" means, as to any Person, any other Person directly or indirectly Controlling, Controlled by or under direct or indirect common Control with such Person.

  "Baty" is defined in the first paragraph of this Agreement.

  "Capital Stock" means the Series B Preferred Stock and any Common Stock into which the Series B Preferred Stock is convertible.

  "Change of Control" means, as to any Person, a change, shift or transfer of Control with respect to such Person (including any change in the Control of any entity Controlling such Person).

  "Common Stock" means the common stock, par value $.0001 per share, of the Company.

  "Company" is defined in the first paragraph of this Agreement.

  "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of securities, partnership interests or by contract, assignment or otherwise. The terms "Controlling" and "Controlled" shall have meanings correlative to the foregoing.

  "Designation" means that certain statement of rights and preferences and other characteristics of the Series B Preferred Stock pursuant to which the Series B Preferred Stock was authorized by the Company.

  "Initial Saratoga Directors" shall mean Charles P. Durkin, Jr. and David W. Niemiec.

  "1933 Act" means the Securities Act of 1933, as amended.

  "1934 Act" means the Securities Exchange Act of 1934, as amended.

  "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

  "Saratoga" is defined in the first paragraph of this Agreement.

  "Saratoga Directors" shall mean the Initial Saratoga Directors and any person chosen by Saratoga to be added to the Company's Board of Directors as a separate class to be designated by Saratoga as provided for herein.

  "Series B Preferred Stock" is defined in Recital A of this Agreement.

  "Subsidiaries" means, with respect to any Person, (i) a corporation, a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person, by a Subsidiary of such Person or by such Person and a Subsidiary thereof or (ii) any other Person (other than a corporation) in which such Person, a Subsidiary thereof or such Person and a Subsidiary thereof, directly or indirectly, at the date of determination thereof has at least a majority ownership interest.

  "Tag-Along Sale" is defined in Section 2.2(a) of this Agreement.

  "Tag-Along Sale Date" is defined in Section 2.2(b) of this Agreement.

  "Transfer" means any direct or indirect transfer, sale, conveyance, pledge, hypothecation or other disposition, including, without limitation, any of the foregoing which occurs by virtue of any Change of Control.

                                   Article II

                      Saratoga Transfers: Tag-Along Rights

  Section 2.1. Saratoga Transfers.

  The Saratoga Group will not, in one transaction or a series of transactions, Transfer 25% or more of its Capital Stock to any Person (including its Affiliates) or group (as that term is defined in Section 13(d)(3) of the 1934
Act) unless such Person or group, as a condition to closing such Transfer, shall enter into an agreement reasonably satisfactory to the Company to be bound by the provisions of Article IV of this Agreement; provided, however, that any Person or group who acquires and beneficially owns less than 5% of the total outstanding shares of Common Stock of the Company shall not be required to enter into such agreement.

  Section 2.2. Tag-Along Provisions.

  (a) If at any time Baty shall receive and determine to accept any offer from any Person to purchase or otherwise transfer for value, in one transaction or a series of transactions, shares of Common Stock representing 30% or more of the Common Stock then owned by Baty (a "Tag-Along Sale"), then Baty shall afford the Saratoga Group the opportunity to participate in such Tag-Along Sale in the manner set forth in this Section 2.2.

  (b) Baty shall provide the Saratoga Group with written notice of the proposed Tag-Along Sale that sets forth the number of shares of Common Stock proposed to be sold, the price at which they are to be sold, and any other terms or conditions of the offer, not more than 60 days nor less than 20 days before the proposed date of the Tag-Along Sale (the "Tag-Along Sale Date").

  (c) The Saratoga Group shall have the right to cause Baty to condition the Tag-Along Sale on the simultaneous purchase by the purchaser of such number of shares of Capital Stock beneficially owned by the Saratoga Group, whether such purchaser purchases Preferred Stock or Common Stock issuable upon conversion of the Preferred Stock, as the Saratoga Group shall designate in a written notice to Baty no less than 10 days after the notice given in accordance with Section 2.2(b); provided, however, that the Saratoga Group may not so designate for purchase a number of shares of Common Stock greater than the number of shares determined as follows: the total number of shares offered to be purchased in the Tag-Along Sale shall be multiplied by a fraction, the numerator of which is the number of shares owned by the Saratoga Group and the denominator of which is the sum of the number of shares owned by the Saratoga Group plus the number of shares owned by Baty. The number of Baty shares to be sold pursuant to the Tag-Along Sale shall be reduced by the number of shares which the Saratoga Group elects to sell as permitted by the foregoing calculation. The purchase price for each share of the Company's Capital Stock to be sold by the Saratoga Group in the Tag-Along Sale and the terms of such purchase shall be the same as those applicable to Baty. The number of shares owned by the Saratoga Group shall be determined as if the Preferred Stock were converted into Common Stock in accordance with its terms.

  (d) Each member of the Saratoga Group shall be allowed to designate for sale a number of shares equal to its percentage of ownership of the total number of shares owned by the Saratoga Group multiplied times the total number of shares the Saratoga Group may sell pursuant to the Tag-Along Sale; provided, that if a member or members of the Saratoga Group declines to participate in such Tag-Along Sale, each participating member of the Saratoga Group may designate for sale additional shares in a percentage equal to its percentage of ownership of the total number of shares owned by the Saratoga Group until all of the Shares allowed to be sold under Section 2.2(c) are offered for sale or all members of the Saratoga Group decline to participate in the sale of such additional shares.

  Section 2.3. Transfers to Comply with Laws. Notwithstanding any contrary provision herein, the Saratoga Group may not Transfer or offer to Transfer any shares of Capital Stock (or solicit any offers to Transfer any shares of Capital Stock), except in compliance with the 1933 Act, as amended, and rules and regulations promulgated thereunder and in compliance with any applicable state securities laws and rules and regulations promulgated thereunder.

                                  Article III

                    Board Of Directors; Corporate Governance

  Section 3.1. Board of Directors. (a) From and after the date hereof, the Company and Baty shall take all such action as may be necessary to increase the number of directors comprising the Company's Board of Directors so as to allow for the nomination and election of the Saratoga Directors at the times and as specified below:

    (i) as soon as practicable after the execution of this Agreement, the Initial Saratoga Directors shall be added to the Company's Board of Directors; and

    (ii) from time to time, at Saratoga's request, additional Saratoga Directors shall be added to the Company's Board of Directors so as to maintain Saratoga's board representation at a percentage of the entire Board of Directors (rounded up to the nearest whole director) that is not less than the percentage of total voting power of the Company's equity securities attributable to the Series B Preferred Stock owned by the Saratoga Group, provided, however, the number of Saratoga Directors shall not be less than two, subject to Section 3.1(b).

  (b) Saratoga's right to have one or more Saratoga Directors added to the Company's Board of Directors will terminate if (i) (x) it has sold of record in excess of 50% of its initial investment in the Capital Stock and (y) the remaining shares of Capital Stock held by Saratoga represents less than 5% of the outstanding Common Stock (on a fully diluted basis), or (ii) Saratoga is unable to exercise independent voting control over the shares of Capital Stock owned by it.

  (c) The right of Saratoga to designate individuals to serve on the Company's Board of Directors granted by this Section 3.1 shall be in addition to the rights of holders of Series B Preferred Stock to designate and elect members to the Company's Board of Directors in the event of certain failures to pay accrued and unpaid dividends set forth in the Designation.

  Section 3.2. Corporate Governance. For so long as Saratoga retains the power to vote the shares comprising at least 50% of its initial investment,

  (a) approval by the Company's Board of Directors will be required for all material decisions, including, but not limited to, the following:

    (i) any financing, acquisition or development by the Company or its Subsidiaries or the incurrence by the Company or any of its Subsidiaries of any indebtedness in an amount in the aggregate exceeding $15 million for each unrelated transaction.

    (ii) the liquidation, dissolution, winding up or voluntary filing of a petition for bankruptcy of the Company or any of its Subsidiaries;

    (iii) a sale or other disposition of all or substantially all of the assets of the Company, other than to any of its Subsidiaries;

    (iv) the merger or consolidation of the Company, other than any such merger or consolidation between or among any of the Company (so long as the Company shall be the surviving corporation) and any Subsidiary of the Company;

    (v) the entry by the Company or a Subsidiary into any material transaction with an Affiliate;

    (vi) the issuance of any voting equity security of the Company, other than upon conversion of any convertible securities of the Company outstanding on the date hereof or issued pursuant to the Company's stock compensation plans in effect on the date hereof; and

    (vii) the declaration of any dividends with respect to the Common Stock, or establishment of any Common Stock repurchase program.

  (b) approval by Saratoga will be required to use the proceeds from the sale of the Series B Preferred Stock for any purpose other than that specified in
Section 6.3 of the Purchase Agreement.

                                   Article IV

                             Standstill Provisions

  Section 4.1. Restrictions of Certain Actions

  (a) Neither the Saratoga Group nor Baty will, nor will the Saratoga Group or Baty permit their respective Affiliates to, singly or as part of a partnership, limited partnership, syndicate or other group (as those terms are defined in Section 13(d)(3) of the 1934 Act), directly or indirectly acquire, offer to acquire, or agree to acquire, by purchase, gift or otherwise, any voting securities of the Company, so that after such purchase Baty's or the Saratoga Group's ownership of the Company would, (i) in the case of the Saratoga Group, exceed 110% of the number of shares of Common Stock beneficially owned by the Saratoga Group immediately following the consummation of the transactions described in the Purchase Agreement plus the shares of Series B Preferred Stock (or the underlying Common Stock once converted) issued to the Saratoga Group as stock dividends (which aggregate number shall be appropriately adjusted pursuant to the antidilution provisions of the Series B Preferred Stock) and
(ii) in the case of Baty, the greater of: (x) exceed 110% of the number of shares of Common Stock beneficially owned by Baty immediately following execution of the Purchase Agreement or (y) exceed 100% of the number of shares of Common Stock beneficially owned by the Saratoga Group immediately following the consummation of the transactions described in the Purchase Agreement plus the shares of Series B Preferred Stock (or the underlying Common Stock once converted) issued to the Saratoga Group as stock dividends (which aggregate number shall be appropriately adjusted pursuant to the antidilution provisions of the Series B Preferred Stock). For purposes of this Section 4.1, Saratoga's ownership of voting securities shall be determined as if the shares of Preferred Stock were converted to Common Stock in accordance with their terms. The acquisition by Baty of voting securities as contemplated by this Section shall constitute an acquisition of securities for the purpose of making any determination of whether a Change of Control (as defined in Section 8 of the Certificate of Designation of the Series B Preferred Stock)has occurred pursuant to the Certificate of Designation of the Series B Preferred Stock.

  (b) If the Saratoga Group or Baty, as the case may be, or any of their respective Affiliates owns or requires any voting securities in violation of this Agreement, such voting securities shall immediately be disposed of to persons who are not Affiliates of the Saratoga Group or Baty, as the case may be, but only in compliance with the provisions of this Agreement; provided, that the Company may also pursue any other available remedy to which it may be entitled as a result of such violation.

  (c) Saratoga and Baty, as the case may be, will cause any Person (including its Affiliates) or group (as that term is defined in Section 13(d)(3) of the 1934 Act) acquiring Capital Stock from the saratoga Group or Baty, as the case may be, representing more than 25% of their respective beneficial ownership interests as of the date hereof to agree to be bound by provisions similar to those contained in this Article IV; provided, however, that any Person or group who acquires and beneficially owns less than 5% of the total outstanding shares of Common Stock of Company shall not be required to enter into such agreement.

  (d) The provisions of this Article IV will terminate 18 months after the date on which the Saratoga Group ceases to hold capital Stock representing 5% of the outstanding Common Stock (on a fully diluted basis).

                                   Article V

                                 Miscellaneous

  Section 5.1. Legends. Each certificate evidencing any of the Series B Preferred Stock shall bear a legend substantially as follows:

  The shares represented by this certificate are subject to the terms and conditions of a certain Shareholders' Agreement dated as of December 30, 1999, as at any time amended, which Shareholders' Agreement contains, among other things, certain restrictions on the transfer of such shares and restrictions on acquiring additional securities of the Company. A copy of such Shareholders' Agreement is on file at the principal executive office of the Company and will be furnished to the holder of this certificate upon request and without charge.

  Section 5.2. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party at its address or facsimile number set forth on the signature pages hereof or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the party sending the communication. Each such notice, request or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section and receipt is confirmed, (ii) if given by mail, 72 hours after such communication is deposited in the mail registered or certified, return receipt requested, with postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered at the address specified in this Section.

  Section 5.3. Amendments and Waivers. Any provision of this Agreement may be amended if, but only if, such amendment is in writing and is signed by all of the parties hereto. Any provision of this Agreement may be waived if, but only if, such waiver is in writing and is signed by each of the parties hereto.

  Section 5.4. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no assignment of rights under this Agreement will be valid unless made in connection with a contemporaneous Transfer of Capital Stock which is not prohibited by this Agreement; and provided further, that an assignee executes and delivers to the Company a joinder agreement substantially in the form of Exhibit A hereto (whereupon such assignee shall be subject to the terms of, and be entitled to the rights and benefits of, this Agreement without any further signature or acknowledgment of the other parties to this Agreement). The Company may not assign or otherwise transfer any of its rights or obligations under this Agreement.

  Section 5.5. Captions. The captions of this Agreement are included for convenience of reference only, do not constitute a part hereof and shall be disregarded in the construction hereof.

  Section 5.6. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

  Section 5.7. GOVERNING LAW. (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

  (b) THE COMPANY HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE NOW OR HEREAFTER TO A JURY TRIAL IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

  (c) Upon breach or default by the Company with respect to any obligation hereunder, Saratoga (or its agents) shall be entitled to protect and enforce their rights at law, or in equity or by other appropriate proceedings for specific performance of such obligation, or for an injunction against such breach or default, or in aid of the exercise of any power or remedy granted hereby or thereby or by law.

  Section 5.8 Submission to Jurisdiction; Venue

  (a) Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, the Company hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts. The Company further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to CT Corporation Systems at its address at 1633 Broadway, New York, New York 10019, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

  (b) The Company hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

  Section 5.9. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement, or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

  Section 5.10. Headings. The Article and Section headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

  Section 5.11. No Reliance. Each party hereto acknowledges that it has obtained separate advice with respect to the legal, tax and accounting consequences of the transactions contemplated by this Agreement, and that it has neither sought nor relied upon any such advice from any other party hereto or any such party's Affiliates.

  Section 5.12. Entire Agreement. This Agreement and agreements executed in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof, and, as of the date hereof, there are no promises or undertakings with respect thereto relative to the subject matter hereof not expressly set forth or referred to herein or therein.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                          Emeritus Corporation

                                          By: /s/ Kelly J. Price
                                            ____________________________
                                          Name: Kelly J. Price
                                          Title: Vice President of Finance

                                          Emeritus Corporation
                                          3131 Elliot Avenue, Suite 500
                                          Seattle, Washington 98121
                                          Attn: Kelly J. Price
                                          Telephone: (206) 298-2909
                                          Telecopier: (206) 301-4500

                                          Daniel Baty

                                          /s/ Daniel R. Baty
                                          _______________________________
                                          Daniel R. Baty
                                          3131 Elliot Avenue, Suite 500
                                          Seattle, Washington 98121
                                          Telephone: (206) 298-2909
                                          Telecopier: (206) 301-4500

                                          B.F., Limited Partnership
                                          By Columbia-Pacific Group, Inc.
                                           General Partner

                                          By: /s/ Daniel R. Baty
                                            ____________________________
                                          Name: Daniel R. Baty
                                          Title: Chairman

                                          B.F., Limited Partnership
                                          3131 Elliot Avenue, Suite 500
                                          Seattle, Washington 98121
                                          Attn: Daniel R. Baty
                                          Telephone: (206) 298-2909
                                          Telecopier: (206) 301-4500

                                          Saratoga Partners IV, L.P.

                                          By: Saratoga Associates IV LLC,
                                             as General Partner

                                          By: Saratoga Management Company LLC,
                                             as Manager

                                          By: /s/ David Niemiec
                                            ____________________________
                                          Name: David Niemiec
                                          Title:

                                                                      APPENDIX D

                           Saratoga Partners IV, L.P.
                          Saratoga Coinvestment IV LLC
                        Saratoga Management Company LLC
                      c/o Saratoga Management Company LLC
                               535 Madison Avenue
                            New York, New York 10022

                                                                    May 15, 2000

Emeritus Corporation
3131 Elliott Avenue, Suite 500
Seattle, Washington 98121
Attn.: Raymond R. Brandstrom

  Re: Emeritus Corporation--Series B Preferred Stock Purchase Agreement

Gentlemen:

  This letter will confirm our agreement with respect to certain matters concerning the Series B Preferred Stock Purchase Agreement, dated as of December 10, 1999 (the "Purchase Agreement") by and between Emeritus Corporation ("Emeritus") and Saratoga Partners IV, L.P. ("Saratoga"), pursuant to which Saratoga, Saratoga Management Company LLC, as attorney-in-fact, and Saratoga Coinvestment IV LLC (collectively, the "Saratoga Group") have agreed to purchase, on the terms and conditions set forth therein, shares of the Series B Convertible Preferred Stock, par value $.0001 per share with a stated value of $1,000 per share of Emeritus. Capitalized terms used herein but not defined shall have the meanings assigned to such terms in the Purchase Agreement. In consideration for the agreement of Emeritus to issue the Warrants described in paragraph 4.a, below, Emeritus and the Saratoga Group mutually agree as follows:

  1. The Purchase Agreement is hereby amended as follows:

    a. Section 6.3 of the Purchase Agreement is hereby deleted in its entirety.

    b. Emeritus waives its right to sell and the Saratoga Group waives their right to purchase the 10,000 Preferred Shares not purchased at the Initial Closing. Any and all obligations of the Saratoga Group to purchase the remaining 10,000 Preferred Shares in the Second Closing or to participate in the Second Closing are hereby terminated.

    c. Any and all obligations of Emeritus pursuant to Section 6.7 of the Purchase Agreement are hereby deemed to have been terminated as of the First Closing.

  2.a. The Saratoga Group waives their right to receive additional dividends pursuant to Section 7(i)(i) of the Certificate of Designation for the period June 27, 2000 to August 8, 2000 and will forebear until August 8, 2000 from exercising their remedies under Section 7(i)(ii) of the Certificate of Designation and under that certain letter dated December 30, 1999 (as modified by the letter dated May 5, 2000) (the "Letter Agreements") if Emeritus does not satisfy the requirements set forth in such Section 7(i) of the Certificate of Designation by June 27, 2000.

    b. The Saratoga Group constituting all of the holders of the Series B Preferred Stock hereby consents, pursuant to Section 7(a)(vi)(E) of the Certificate of Designation, to the exclusion of the Warrants described in paragraph 4.a., below from the definition of Additional Stock, as such term is defined in the Certificate of Designation.

  3. Notwithstanding the foregoing, if Emeritus receives written confirmation from the American Stock Exchange ("Exchange Confirmation") that the approval of the shareholders of Emeritus is not required under American Stock Exchange Rule 712 (or any successor rule) as a condition to listing all of the shares of Common Stock initially issuable on conversion of the Series B Stock and the Warrants (or if the Common Stock is not then listed on the American Stock Exchange, such written confirmation shall be obtained from the principal market on which the Common Stock is then listed for trading) and a copy of such Exchange Confirmation is delivered to the holders by Emeritus, Emeritus' obligation under the Letter Agreements, as modified by paragraph 2 above, to obtain the approval of shareholders pursuant to American Stock Exchange Rule 712 (or any successor rule) shall be terminated and there shall not exist any Triggering Adjustment, as such term is defined in Section 7(h) of the Designation based upon the absence of a shareholder approval in accordance with such Rule 712. This paragraph shall not diminish or otherwise affect the continuing obligations of Emeritus pursuant to paragraphs 2 and 3 of the December 30, 1999 letter or pursuant to Section 7(h), (i) and (j) of the Designation.

  4. Emeritus agrees to:

    a. issue to the respective members of the Saratoga Group in such amounts as shall be designated by Saratoga warrants (the "Warrants") to purchase an aggregate of 1,000,000 shares of Common Stock of Emeritus, such Warrants having a term of seven years from the date of issuance and an exercise price of $4.30 per share, the Warrants to be substantially in the form, and containing the terms, attached hereto as Exhibit A. Emeritus further agrees to take such action as may be necessary or appropriate to have the shares of Common Stock issuable upon exercise of the Warrants listed on the American Stock Exchange, including without limitation if required by American Stock Exchange rules using its best efforts to obtain a favorable shareholder vote for the issuance of the shares of Common Stock upon exercise of the Warrants prior to August 8, 2000. The Warrants shall be issued within 14 days of the date of this letter (subject to the following proviso); provided that, in the event the rules of the American Stock Exchange require shareholder approval for the issuance of the shares of Common Stock upon exercise of the Warrants, the Warrants shall be issued within 7 days following the obtaining of such approval. Emeritus agrees the shares of Common Stock issuable upon exercise of the Warrants shall be included as Registrable Securities under the Registration Rights Agreement and the holders (including the transferees, successors and assigns of the initial holders) of the Warrants shall be entitled to all of the benefits and be subject to all of the restrictions of the Registration Rights Agreement; or

    b. In the event that Emeritus does not issue the Warrants for any reason, including without limitation an election by Emeritus to not issue the Warrants, within the applicable time period provided in paragraph 4.a above, Emeritus shall pay to the Saratoga Group within three business days of the expiration of the applicable time period, by wire transfer of immediately available funds to a bank account designated by Saratoga the sum of (x) $5 million cash, plus (y) if on the last day on which the Warrants were required to be issued the closing sales price per share of the Common Stock of Emeritus is in excess of $4.30 per share, an additional amount in cash calculated as the difference between $4.30 per share and the closing sale price of Emeritus Common Stock per share on the last day on which the Warrants were required to be issued times 1,000,000.

  5. Except with respect to the amendment of the Purchase Agreement set forth in paragraph 1, above, and the waiver set forth in paragraph 2, above, this letter is without prejudice to the respective rights of the Saratoga Group and Emeritus under the Purchase Agreement and Shareholders' Agreement, all of which rights are hereby expressly reserved.

  6. This letter shall be binding on the parties hereto and their successors and assigns.

  If the foregoing is consistent with your understanding of our agreement, please execute a copy of this letter enclosed for such purpose in the space provided below and return one copy to us whereupon this letter shall constitute a binding agreement between us.

                                          Very truly yours,

                                          Saratoga Partners IV, L.P.

                                          By: Saratoga Associates IV LLC,
                                             its General Partner

                                          By: Saratoga Management Company LLC,
                                             its Manager

                                          By: /s/ David Niemiec
                                             ____________________________
                                             Name:
                                             Title:

                                          Saratoga Coinvestment IV LLC,

                                          By: Saratoga Management Company LLC,
                                            as Managing Member

                                          By: /s/ David Niemiec
                                             ____________________________
                                             Name:
                                             Title:

                                          Saratoga Management Company
                                          LLC, as Attorney-in-Fact

                                          By: /s/ David Niemiec
                                             ____________________________
                                             Name:
                                             Title:

AGREED TO AND ACCEPTED
as of the date first written above:

EMERITUS CORPORATION

By: /s/ Ray Brandstrom
 ___________________________
  Name:
  Title:

                                                                       EXHIBIT A

                                FORM OF WARRANT

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFIED UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT IS IN EFFECT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

                             EMERITUS CORPORATION

              Warrant for the Purchase of Shares of Common Stock

No. [       ]                                                   [       ] Shares

     FOR VALUE RECEIVED, EMERITUS CORPORATION (the "Issuer"), a Delaware corporation, hereby certifies that [] or its registered assigns (the "Holder") is entitled, subject to the provisions of this Warrant (this "Warrant"), to purchase from the Issuer, at any time or from time to time during the Exercise Period, as hereinafter defined, an aggregate of [[ ([]) fully paid and nonassessable shares of Common Stock at a purchase price per share equal to the Exercise Price. The number of Warrant Shares to be received upon the exercise of this Warrant is subject to adjustment from time to time as hereinafter set forth.

     Section 1. Definitions. The following additional terms, as used herein, have the following respective meanings:

     "Affiliate" means, with respect to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

     "Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of common stock and preferred stock of such Person; (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person; and (iii) any rights, warrants or options exchangeable for or convertible into any of the foregoing.

     "Common Stock" means the authorized Common Stock, par value $.01 per share, of the Issuer.

     "Current Market Price" per share of Common Stock means on any record date the average of the current market value, determined as set forth below, of Common Stock for the 20 trading days prior to the date in question in the case of clauses (i) and (ii) below.

          (i) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange, the current market value shall be the last reported sale price of the Common Stock on such exchange on such trading day or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange; or

          (ii) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last bid and asked prices reported on such trading day (A)by the Nasdaq Stock Market or (B)if reports are unavailable under clause (A) above by the National Quotation Bureau Incorporated; or

          (iii) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be such value as is reasonably determined in good faith by the Board of Directors of the Issuer.

     "Exercisability Date" means the first day on or after which the Warrant has been issued.

     "Exercise Period" means the period from and including the Exercisability Date to and including 5:00 p.m. (New York City time) on the seventh anniversary of the date hereof (or if such day is not a Business Day, the next succeeding Business Day).

     "Exercise Price" means an amount equal to $4.30 per share of Common Stock.

     "Person" means any natural person, partnership, limited liability company, joint venture, firm, corporation, association, trust or any organized group of persons whether incorporated or not.

     "Warrant Shares" means the shares of Common Stock and any other securities or property issuable or deliverable upon exercise of this Warrant, as adjusted from time to time.

     Section 2. Exercise of Warrant. This Warrant may be exercised in whole or in part, at any time or from time to time, during the Exercise Period, by presentation and surrender hereof to the Issuer at its principal office at the address set forth on the signature page hereof (or at such other address as the Issuer may hereafter notify the Holder in writing), or at the office of its stock transfer agent or warrant agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by proper payment of that portion of the Exercise Price represented by the number of shares of Common

Stock specified in such form being exercised. Such payment may be made, at the option of the Holder, either (a)by cash, certified or bank cashier's check or wire transfer in an amount equal to the product of (i)the Exercise Price times
(ii)the number of shares of Common Stock as to which this Warrant is being exercised or (b)by receiving from the Issuer the number of Warrant Shares equal to (i)the number of Warrant Shares as to which this Warrant is being exercised minus (ii)the number of Warrant Shares having a value, based on the Current Market Price on the trading day immediately prior to the date of such exercise, equal to the product of (x)the Exercise Price times (y)the number of shares of Common Stock as to which this Warrant is being exercised. If this Warrant should be exercised in part only, the Issuer shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Issuer of this Warrant and the Purchase Form annexed hereto, together with the applicable portion of the Exercise Price, at such office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Issuer shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. The Issuer shall pay any and all documentary stamp or similar issue taxes payable in respect of the issue of the Warrant Shares. The Issuer shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of certificates representing Warrants or Warrant Shares in a name other than that of the Holder at the time of surrender for exercise, and, until the payment of such tax, shall not be required to issue such Warrant Shares.

     Section 3. Due Authorization; Reservation of Shares. (a) The Issuer represents and warrants that this Warrant has been duly authorized, executed and delivered by the Issuer and is a valid and binding agreement of the Issuer and entitles the Holder hereof or its assignees to purchase Warrant Shares upon payment to the Issuer of the Exercise Price applicable to such shares. The Issuer hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant all shares of its Common Stock or other shares of capital stock of the Issuer from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise and paid for, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

     (b) Assuming the veracity of the Holder's representations in Section 10(a) hereof, the Issuer represents and warrants that the execution and delivery by it of this Warrant do not require any action by or in respect of the Issuer (other than those that have been taken) or filing with any governmental body, agency or official and do not contravene or constitute a default under or violation of
(i)any provision of applicable law or regulation, (ii)the certificate of incorporation or bylaws of the Issuer, or (iii)any material agreement, judgment, injunction, order, decree or other instrument binding upon the Issuer.

     (c) The Issuer represents that the shares of Common Stock initially issuable upon exercise of this Warrant have been approved for listing on the American Stock Exchange, subject only to notice of issuance.

     Section 4. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Issuer shall pay to the Holder an amount in cash equal to such fraction multiplied by the Current Market Price of such fractional share.

     Section 5. Exchange, Transfer, Assignment or Loss of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Issuer for other Warrants of different denominations, entitling the Holder or Holders thereof to purchase in the aggregate the same number of Warrant Shares. Subject to Section 10 hereof, the Holder of this Warrant shall be entitled to assign its interest in this Warrant in whole or in part to any person or persons. Upon surrender of this Warrant to the Issuer, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Issuer shall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees named in such instrument of assignment and, if the Holder's entire interest is not being assigned, in the name of the Holder, and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Issuer, together with a written notice specifying the names and denotations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or for which it may be exchanged. Upon receipt by the Issuer of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Issuer shall execute and deliver a new Warrant of like tenor and date.

     Section 6. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Issuer, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant; provided, however, that the Holder shall be entitled to receive all Distributions and Distribution Rights in respect of Common Stock as though this Warrant had been exercised.

     Section 7. Anti-dilution Provisions and Other Adjustments; Purchase Right. The number of Warrant Shares which may be purchased upon the exercise hereof shall be subject to change or adjustment as follows:

     (a)  Issuances of Additional Stock.
          -----------------------------

          (i) If the Issuer shall issue any Additional Stock (as defined below) without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to the issuance of such Additional Stock, the Exercise Price upon such issuance (except as otherwise provided in this Section 7(a) shall be adjusted (unless such adjustment is waived by written agreement of the holders of a majority of the outstanding Warrants), to a price equal to the quotient obtained by dividing the total computed under clause(A) below by the total computed under clause(B) below as follows:

               (A) an amount equal to the sum of (1)the result obtained by multiplying the number of shares of Common Stock deemed outstanding immediately prior to such issuance (which shall include the actual number of shares outstanding plus all shares issuable upon the conversion or exercise of all outstanding convertible securities, warrants and options) by the Exercise Price then in effect, and (2)the aggregate consideration, if any, received by the Issuer upon the issuance of such Additional Stock;

               (B) the number of shares of Common Stock of the Issuer outstanding immediately after such issuance (including the shares deemed outstanding as provided above).

          (ii) No adjustment of the Exercise Price shall be made in an amount less than $.01 per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be taken into account in any subsequent adjustment made to the Exercise Price. Except as provided in subsections 7(a)(v)(C) and (D) below, no adjustment of the Exercise Price shall have the effect of increasing the Exercise Price above the Exercise Price in effect immediately prior to such adjustment.

          (iii) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Issuer for any underwriting or otherwise in connection with its issuance and sale.

          (iv) In the case of the issuance of Common Stock for consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be its fair value as determined by the Board of Directors of the Issuer irrespective of any accounting treatment.

          (v) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities (which options, rights, convertible or exchangeable securities are not excluded from the definition of Additional Stock), the following provisions shall apply:

               (A) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued for a consideration equal to the consideration (determined in the manner provided in Sections 7(a)(iii) and (iv) above) received by the Issuer upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby, but no further adjustment to the Exercise Price shall be made for the actual issuance of Common Stock upon the exercise of such options or rights in accordance with their terms;

               (B) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued for a consideration equal to the consideration received by the Issuer for any such securities and related options or rights, plus the additional consideration, if any, to be received by the Issuer upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections 7(a)(iii) and (iv) above), but no further adjustment to the Exercise Price shall be made for the actual issuance of Common Stock upon the conversion or exchange of such securities in accordance with their terms;

               (C) if such options, rights or convertible or exchangeable securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Issuer, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Exercise Price computed upon the original issue thereof, and any subsequent adjustments based thereon, shall, upon such increase or decrease becoming effective, be recomputed to reflect such increase or decrease with respect to such options, rights and securities not already exercised, converted or exchanged prior to such increase or decrease becoming effective, but no further adjustment to the Exercise Price shall be made for the actual issuance of Common Stock upon the exercise of any such options or rights or the conversion or exchange of such securities in accordance with their terms;

               (D) upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Exercise Price shall promptly be readjusted to such Exercise Price as would have been obtained had the adjustment which was made upon the issuance of such options, rights or securities or options or rights related to such securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities; and

               (E) if any such options or rights shall be issued in connection with the issue and sale of other securities of the Issuer, together comprising one integral transaction in which no specific consideration is allocated to such options or rights by the parties thereto, such options or rights shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Issuer.

          (vi) "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to Section 7(a)(v)) by the Issuer after May 12, 2000 other than

               (A)  Common Stock issued pursuant to a transaction described in
Section 7(b) or (c);

               (B) up to 600,000 shares in the aggregate of Common Stock and options or warrants therefor, issued (i) to directors, officers, employees or consultants of the Issuer pursuant to a stock option, stock purchase or other equity incentive plan or agreement approved by the Board of

Directors of the Issuer, (ii) upon the repricing of options pursuant to a plan to reprice such stock options, stock purchase or other equity incentive plans or agreements where such repricing has been approved by the Board of Directors of the Issuer, (iii) to financial institutions or lessors in connection with commercial credit arrangements, real property or other financing arrangements or similar transactions approved by the Board of Directors, and (iv) to vendors or suppliers of the Issuer pursuant to an agreement approved by the Board of Directors of the Issuer;

               (C) Common Stock issued or issuable upon conversion of Series A Preferred Stock or Series B Preferred Stock;

               (D) Common Stock issuable upon commitments to issue Common Stock outstanding on May 12, 2000; and

               (E) Such additional securities that are designated as excluded from the definition of Additional Stock by the written consent of holders of a majority of the outstanding Warrants;

     (b) Stock Dividends. In case shares of Common Stock are issued after the date of original issuance of the Warrant as a dividend or other distribution on any class of capital stock of the Issuer, the Exercise Price shall be reduced by multiplying the Exercise Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution.

     (c) Subdivisions and Combinations. In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock or combined into a smaller number of shares of Common Stock, the Exercise Price shall be reduced (in the event of a subdivision) or increased (in the event of a combination), by multiplying the Exercise Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date immediately preceding the effective date of such subdivision or combination and the denominator shall be the number of shares of Common Stock outstanding immediately after such subdivision or combination becomes effective.

     (d) Extraordinary Dividends, etc. In case the Issuer distributes, as dividends or otherwise, to any holders of its Capital Stock evidences of its indebtedness or assets (excluding regular quarterly cash dividends on the Common Stock not in excess of 5% of the Exercise Price as adjusted from time to time per share per annum and excluding dividends due and payable on the Issuer's Series A Preferred Stock and Series B Preferred Stock), the Exercise Price shall be reduced, effective immediately after the record date for the determination of shareholders entitled to receive such distribution, by multiplying the Exercise Price by a fraction of which the numerator shall be (x) the Fair Market Value per share of the Common Stock less (y) the Fair Market Value of such distribution, and the denominator shall be the Fair Market Value per share of the Common Stock.

     As used in this Section 7, "Fair Market Value" means:

          (i) in the case of securities for which a public market exists, the average, computed over the 30 trading days preceding the date as of which valuation is required, of (A) each day's closing price for such securities as reported by the principal national securities exchange on which such securities are listed, (B) if such securities are not traded on a national securities exchange, each day's mean of the closing bid and ask prices for such securities as reported by the Nasdaq National Market System, (C) if such securities are not traded over such exchange or System, each day's mean of the closing bid and ask prices for such securities as reported by Nasdaq, and (D) if such securities are not traded on any such exchange or System or reported by Nasdaq, each day's mean of the closing bid and ask prices as reported by the National Quotation Bureau; and

          (ii) in the case of securities for which no public market exists and in all other cases, as determined in the good faith judgment of the Board of Directors of the Issuer (irrespective of the accounting treatment thereof).

     (e) Reorganization, Reclassification, Merger and Consolidation. In case of any capital reorganization or any reclassification of the capital stock of the Issuer (other than a subdivision or combination of its outstanding shares of Common Stock) or in case of the consolidation or merger of the Issuer with another corporation or the sale of all or substantially all of the assets of the Issuer, each Warrant shall thereafter be convertible into the number of shares of stock or other securities or property of the Issuer, or of the successor corporation resulting from such consolidation or merger, as the case may be, to which the Common Stock deliverable upon exercise of such Warrants would have been entitled upon such capital reorganization, reclassification of capital stock, consolidation or merger or sale of assets; and, in any such case, appropriate adjustments (as determined by the Board of Directors of the Issuer) shall be made consistent with the application of the provisions herein set forth with respect to rights and interests thereafter of the holders of the Warrants, to the end that the provisions set forth herein (including the specified change in and other adjustments of the Exercise Price) shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter deliverable upon the exercise of the Warrants.

     (f)  Notice of Events.  In case:

          (i) the Issuer shall declare any dividend payable in stock upon its Common Stock or make any distribution (other than cash dividends or distributions) to the holders of its Common Stock;

          (ii) the Issuer shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other rights;

          (iii) of any capital reorganization or reclassification of the capital stock of the Issuer (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Issuer is a party and for which approval of any shareholders of the Issuer is required or of the sale of all or substantially all of the assets of the Issuer; or

          (iv) of the liquidation or voluntary or involuntary dissolution of the Issuer, then, and in any one of said cases, the Issuer shall cause at least ten days' prior notice to be mailed to the holders of record of the outstanding Warrants as of the date on which the books of the Issuer shall close, or a record be taken for such stock dividend, distribution or subscription rights or the date on which such reorganization, reclassification, consolidation, merger, sale, liquidation or dissolution is expected to become effective. Such notice shall also specify the date as of which holders of Common Stock of record shall participate in said dividend, distribution or subscription rights, or the date as of which it is expected that holders of capital stock shall be entitled to exchange their shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, liquidation or dissolution.

     Section 8. Officers' Certificate. Whenever the Exercise Price of the Warrants is adjusted as required by the provisions of Section 7, the Issuer shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office an officers' certificate stating that the Exercise Price shall be the price as adjusted pursuant to Section 7 and shall set forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officers' certificate shall be signed by the chairman, president or chief financial officer of the Issuer and by the secretary or any assistant secretary of the Issuer. Absent manifest error, the officers' certificate shall be conclusive evidence that the adjustment is correct. Each such officers' certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a Warrant executed and delivered pursuant to Section 5 hereof and the Issuer shall, forthwith after each such adjustment, mail a copy, by certified mail, of such certificate to the Holder or any such holder.

     Section 9.  Transfer Restrictions.

     (a) Compliance with Securities Act. The Holder, by acceptance hereof, agrees that this Warrant, and the Warrant Shares to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any Warrant Shares except under circumstances which will not result in a violation of the Securities Act or any applicable state securities laws. Upon exercise of this Warrant, unless the Warrant Shares being acquired are registered under the Securities Act and any applicable state securities laws or an exemption from such registration is available, the holder hereof shall confirm in writing that the Warrant Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Securities Act and shall confirm such other matters related thereto as may be reasonably requested by the Issuer. This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFIED UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT IS IN EFFECT OR PURSUANT TO AN AVAILABLE

     EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

          Said legend shall be removed by the Issuer, upon the request of the Holder, at such time as the restrictions on the transfer of the applicable security shall have terminated.

     (b) Disposition of Warrant or Warrant Shares. Each certificate representing this Warrant or Warrant Shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for Holder, such legend is not required in order to ensure compliance with such laws. The Issuer may issue stop transfer instructions to its transfer agent in connection with such restrictions.

     Section 10. Market Stand-Off. The Holder of this Warrant hereby agrees that, during the period of duration (up to, but not exceeding, 90 days, but which in any event shall not be a longer period than the shortest period applicable to other shareholders of the Issuer who are subject to a similar provision or impose any transfer restriction on the Holder which is not imposed on any other shareholder of the Issuer) specified by the Issuer and an underwriter of Common Stock or other equity securities of the Issuer, following the effective date of a registration statement of the Issuer filed under the Securities Act, it shall not, to the extent requested by the Issuer and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Issuer held by it at any time during such period except Common Stock included in such registration. In order to enforce the foregoing covenant, the Issuer may impose stop-transfer instructions with respect to the securities of Holder until the end of such period, and Holder agrees that, if so requested, Holder will execute an agreement in the form provided by the underwriter containing terms which are essentially consistent with the provisions of this Section.

     Section 11. Listing on Securities Exchanges. The Issuer shall use all its best efforts to list on each national securities exchange, if any, on which any Common Stock may at any time be listed, subject to official notice of issuance upon the exercise of this Warrant, and shall use its best efforts to maintain such listing, so long as any other shares of its Common Stock shall be so listed, all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Issuer shall use its best efforts to so list on each national securities exchange, and shall use all reasonable efforts to maintain such listing of, any other shares of capital stock of the Issuer issuable upon the exercise of this Warrant if and so long as any shares of capital stock of the same class shall be listed on such national securities exchange by the Issuer. Any such listing shall be at the Issuer's expense.

     Section 12. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

     IN WITNESS WHEREOF, the Issuer has duly caused this Warrant be executed by and attested by its duly authorized officers and to be dated as of [ ], 2000.

                                  EMERITUS CORPORATION


                                  By:
                                      -------------------------------
                                      Name:

                                      Title:

                                  Attest:


                                  By:
                                      -------------------------------
                                      Name:

                                      Title:

                                  Address:
                                  3131 Elliot Avenue
                                  Suite 500
                                  Seattle, Washington  98121
                                  Attention:  Raymond R. Brandstrom
                                  Telecopier Number:  (206) 298-2909
                                  Telephone:  (206) 301-4500

                                 PURCHASE FORM

Dated _________, __

     The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _____ shares of Common Stock and hereby makes payment of _____ in payment of the exercise price thereof.

                    INSTRUCTIONS FOR REGISTRATION OF STOCK

Name
     ----------------------------------------------------------
             (please typewrite or print in block letters)

Address
        --------------------------------------------------------

Signature
          ------------------------------------------------------

                                ASSIGNMENT FORM

FOR VALUE RECEIVED, ___________________________________ hereby sells, assigns and transfers unto


Name
     ----------------------------------------------------------
             (please typewrite or print in block letters)

Address
        --------------------------------------------------------


its right to purchase _____ shares of Common Stock represented by this Warrant and does hereby irrevocably constitute and appoint ___________
Attorney, to transfer the same on the books of the Issuer, with full power of substitution in the premises.

Date
     ---------------, ----

Signature
          ------------------------